As filed with the Securities and Exchange Commission on March 8, 2004

Securities Act File No. 333-112455

Investment Company Act File No. 811-5576

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

(Exact name of Registrant as Specified in Charter)

(609) 282-2800

(Area Code and Telephone Number)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn

Merrill Lynch Global Allocation Fund, Inc.

800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019	Andrew J. Donohue, Esq. Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Princeton, NJ 08543-9011	Joel H. Goldberg, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022

Approximate Date of Proposed Public Offering:    As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

Title of Securities to Be Registered:    Shares of common stock, par value $.10 per share.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH GLOBAL BALANCED FUND

of MERCURY FUNDS, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On April 12, 2004

TO THE STOCKHOLDERS OF

MERRILL LYNCH GLOBAL BALANCED FUND:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Global Balanced Fund (“Global Balanced”) of Mercury Funds, Inc. (“Mercury Funds”), will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 12, 2004 at 9:00 a.m. Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for (i) the acquisition by Global Balanced of substantially all of the assets and assumption of substantially all of the liabilities of its master portfolio, Merrill Lynch Master Global Balanced Portfolio (“Master Global Balanced”), a series of Mercury Master Trust, in exchange for all of Global Balanced’s beneficial interests in Master Global Balanced; and (ii) the acquisition by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) of substantially all of the assets and assumption of substantially all of the liabilities of Global Balanced, in exchange for newly issued shares of common stock, with a par value of $.10 per share, of Global Allocation to be issued to Global Balanced for distribution to the stockholders of Global Balanced. A vote in favor of this proposal will constitute a vote in favor of the termination of Global Balanced as a series of Mercury Funds and the termination of Master Global Balanced as a series of Mercury Master Trust; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of Global Balanced are not entitled to appraisal rights in connection with the proposal.

The Board of Directors of Mercury Funds has fixed the close of business on February 13, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Stockholders of Global Balanced who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Mercury Funds.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-800-8285.

By Order of the Board of Directors,

Phillip S. Gillespie

Secretary

Mercury Funds, Inc.

Plainsboro, New Jersey

Dated: March 8, 2004

The information in this proxy statement and prospectus is not complete and may be changed. We may not use this proxy statement and prospectus to sell securities until the registration statement containing this proxy statement and prospectus, which has been filed with the Securities and Exchange Commission, is effective. This proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROXY STATEMENT AND PROSPECTUS

DATED MARCH 8, 2004

PROXY STATEMENT OF MERRILL LYNCH GLOBAL BALANCED FUND

of MERCURY FUNDS, INC.

FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On April 12, 2004

PROSPECTUS OF

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(609) 282-2800

This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Merrill Lynch Global Balanced Fund (“Global Balanced”) of Mercury Funds, Inc. (“Mercury Funds”), a Maryland corporation, and you are being asked to consider:

(1) approval or disapproval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for (i) the acquisition by Global Balanced of substantially all of the assets and assumption of substantially all of the liabilities of its master portfolio, Merrill Lynch Master Global Balanced Portfolio (“Master Global Balanced”), a series of Mercury Master Trust, in exchange for all of Global Balanced’s beneficial interests in Master Global Balanced; and (ii) the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of Global Balanced by Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”), which is organized as a Maryland corporation, in exchange for newly issued shares of common stock, with a par value of $.10 per share, of Global Allocation to be issued to Global Balanced for distribution to the stockholders of Global Balanced. A vote in favor of this proposal will constitute a vote in favor of termination of Global Balanced as a series of Mercury Funds and termination of Master Global Balanced as a series of Mercury Master Trust; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

The transaction set forth in Item (1) above is referred to herein as the “Reorganization.”

The Special Meeting of Stockholders of Global Balanced will be held on Monday, April 12, 2004, for the purpose of obtaining stockholder approval of the Reorganization (the “Meeting”).

This Proxy Statement and Prospectus sets forth the information about Global Allocation that a stockholder of Global Balanced should know before considering the transaction proposed herein and should be retained for future reference. Global Balanced has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of Mercury Funds has fixed the close of business on February 13, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Global Balanced had outstanding 15,124,277 shares of common stock.

(continued on following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is March 8, 2004.

With this Proxy Statement and Prospectus you will also be receiving the following documents:

•	Prospectus of Global Allocation, dated February 17, 2004 (the “Global Allocation Prospectus”); and

•	Annual Report to Stockholders of Global Allocation for the fiscal year ended October 31, 2003 (the “Global Allocation Annual Report”).

The Global Allocation Prospectus and the Global Allocation Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about Global Allocation and Global Balanced have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Global Allocation or Global Balanced at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of Global Allocation, dated February 17, 2004 (the “Global Allocation Statement”);

•	Prospectus of Global Balanced, dated March 28, 2003, as supplemented on October 3, 2003 (the “Global Balanced Prospectus”);

•	Statement of Additional Information of Global Balanced, dated March 28, 2003 (the “Global Balanced Statement”);

•	Annual Report to Stockholders of Global Balanced for the fiscal year ended November 30, 2003 (the “Global Balanced Annual Report”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated March 8, 2004 (the “Reorganization Statement of Additional Information”).

The Prospectus of Global Balanced and the Reorganization Statement of Additional Information are also incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding Global Allocation and Global Balanced.

The address of the principal executive offices of Global Allocation and Global Balanced is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

TABLE OF CONTENTS

INTRODUCTION	1
Certain Defined Terms Used in this Proxy Statement and Prospectus	1
SUMMARY	2
The Reorganization	2
What will Stockholders of Global Balanced Receive in the Reorganization?	2
What are the Reasons for the Reorganization?	2
Fee Tables	3
RISK FACTORS AND SPECIAL CONSIDERATIONS	13
COMPARISON OF THE FUNDS	21
Financial Highlights	21
Investment Objectives and Policies	26
Investment Restrictions	26
Management	26
Purchase of Shares	27
Redemption of Shares	28
Exchange of Shares	28
Performance	29
Code of Ethics	29
Stockholder Rights	29
Dividends	30
Automatic Dividend Reinvestment Plan	30
Automatic Investment Plans	30
Systematic Withdrawal Plans	30
Tax Information	31
Portfolio Transactions	31
Portfolio Turnover	32
Additional Information	32
THE REORGANIZATION	35
General	35
Procedure	35
Terms of the Agreement and Plan	36
Potential Benefits to Stockholders of Global Balanced as a Result of the Reorganization	37
Tax Consequences of the Reorganization	38
Capitalization	40
INFORMATION CONCERNING THE SPECIAL MEETING	40
Date, Time and Place of Meeting	40
Solicitation, Revocation and Use of Proxies	40
Record Date and Outstanding Shares	41
Security Ownership of Certain Beneficial Owners and Management of Global Allocation and Global Balanced	41
Voting Rights and Required Vote	41
ADDITIONAL INFORMATION	41
LEGAL PROCEEDINGS	42
LEGAL OPINIONS	42
EXPERTS	43
STOCKHOLDERS’ MEETINGS	43
STOCKHOLDER PROPOSALS	43
EXHIBIT I—AGREEMENT AND PLAN OF REORGANIZATION	I-1
EXHIBIT II—SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS OF SHARES OF GLOBAL ALLOCATION AND GLOBAL BALANCED	II-1

INTRODUCTION

This Proxy Statement and Prospectus is furnished to the stockholders of Global Balanced in connection with the solicitation of proxies on behalf of the Board of Directors of Mercury Funds for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, April 12, 2004, at 9:00 a.m. Eastern time. The mailing address for Global Allocation and Global Balanced is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 12, 2004.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Global Balanced at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” approval of the Agreement and Plan.

Consummation of the Reorganization requires, among other things, the affirmative vote of the stockholders of Global Balanced representing a majority of the outstanding shares of Global Balanced entitled to vote on the Reorganization at the Meeting at which a quorum is present. All classes of shares of Global Balanced will vote together as a single class in approving the Reorganization. The Boards of Mercury Funds, Mercury Master Trust and Global Allocation together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to approval by the stockholders of Global Balanced. See “Information Concerning the Special Meeting.”

This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Global Balanced. The Board of Directors of Mercury Funds knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Global Allocation under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of common stock of Global Allocation pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Global Allocation is organized as a Maryland corporation. Global Balanced is a series of Mercury Funds, which is organized as a Maryland corporation. Mercury Master Trust is organized as a Delaware statutory trust. In each jurisdiction nomenclature varies. For ease of reference and clarity of presentation, shares of common stock of Global Balanced and Global Allocation are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “stockholders.” The Trustees of Mercury Master Trust and the Directors of Mercury Funds and Global Allocation are each hereinafter referred to as a “Board” and collectively as the “Boards,” and the Articles of Incorporation of Global Allocation, the Declaration of Trust of Mercury Master Trust and the Articles of Incorporation of Mercury Funds, each as amended, restated and supplemented, as applicable, are referred to herein as a “Charter.” Global Allocation, Global Balanced and Master Global Balanced are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

Global Balanced is a “feeder” fund that invests all of its assets in a “master” portfolio, Master Global Balanced, a series of Mercury Master Trust. Master Global Balanced has the same investment objective and strategies as Global Balanced. All investments are made and all portfolio management occurs at the master portfolio level. This structure is sometimes called a “master/feeder” structure. The investment results of Global Balanced will correspond directly to the investment results of Master Global Balanced. For simplicity, this Proxy Statement and Prospectus uses the term “Global Balanced” to include Master Global Balanced. Global Balanced is the only feeder fund of Master Global Balanced and owns all of the outstanding beneficial interests of Master Global Balanced.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

The Board of Global Allocation, the Board of Mercury Funds, on behalf of Global Balanced, and the Board of Mercury Master Trust, on behalf of Master Global Balanced, unanimously approved the Reorganization at meetings held on November 12-14, 2003 (Global Allocation) and November 10-11, 2003 (Mercury Funds and Mercury Master Trust).

Following the Reorganization, Global Balanced will be terminated as a series of Mercury Funds and Master Global Balanced will be terminated as a series of Mercury Master Trust.

What will Stockholders of Global Balanced Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is consummated:

•	You will become a stockholder of Global Allocation; and

•	You will receive shares of Global Allocation of the same class and that have the same aggregate net asset value as the shares of Global Balanced that you held immediately prior to the Reorganization.

No sales charge or fee of any kind will be charged to stockholders of Global Balanced in connection with their receipt of shares of common stock of Global Allocation in the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of the Reorganization.” You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of Mercury Funds, including all of the Directors who are not “interested persons” of Mercury Funds as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), has determined that the Reorganization is in the best interests of Global Balanced, and that the interests of the stockholders of Global Balanced with respect to net asset value will not be diluted as a result of effecting the Reorganization. However, a stockholder of Global Balanced will hold a lower percentage of ownership in the Combined Fund than such stockholder holds in Global Balanced prior to the Reorganization.

In reaching its conclusions, the Board of Global Balanced considered a number of factors, including the following:

After the Reorganization, stockholders of Global Balanced

•	will become invested in an open-end fund with a substantially larger combined asset base;

•	are likely to benefit from a lower operating expense ratio, as a percentage of net assets, as stockholders of the Combined Fund; and

•	are expected to benefit from greater flexibility in portfolio management as stockholders of the larger Combined Fund due to a larger asset base and the ability to invest in a greater range of securities and investment types.

See “Fee Tables” below and “The Reorganization—Potential Benefits to Stockholders of Global Balanced as a Result of the Reorganization.”

If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the stockholders of Global Balanced) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of Mercury Funds, Mercury Master Trust and Global Allocation; (ii) by the Board of Mercury Funds if any condition of Global Balanced’s obligations have not been fulfilled or waived by such Board; (iii) by the Board of Global Allocation if any condition of Global Allocation’s obligations have not been fulfilled or waived by such Board; or (iv) by the Board of Mercury Master Trust if any condition of Master Global Balanced’s obligations have not been fulfilled or waived by such Board. The Boards of Mercury Funds, Mercury Master Trust and Global Allocation may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to approval by the stockholders of Global Balanced.

Fee Tables

The fee tables below provide information about the fees and expenses attributable to shares of each class of shares of the Funds, assuming the Reorganization had taken place on October 31, 2003 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Global Allocation Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of Global Balanced, Global Allocation and

the Pro Forma Global Allocation Combined Fund as of October 31, 2003 (unaudited)

	Class A Shares*						Class B Shares(b)
	Actual				Pro Forma Global Allocation Combined Fund**		Actual				Pro Forma Global Allocation Combined Fund**
	Global Balanced		Global Allocation				Global Balanced		Global Allocation
Stockholders Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	5.25	%(c)	5.25	%(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00	%(c)	4.00	%(c)	4.00	%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	.60%		.75%		.75%		.60%		.75%		.75%
Distribution and/or Service (12b-1) Fees(e)	.25%		.25%		.25%		1.00%		1.00%		1.00%
Other Expenses (including administration and transfer agency fees)(f)	.63%		.22%		.22%		.65%		.25%		.25%

Total Annual Fund Operating Expenses	1.48	%(g)	1.22	%(h)	1.22	%(h)	2.25	%(g)	2.00	%(h)	2.00	%(h)

Footnotes begin on the next page.

Fee Table for Class C, Class I and Class R Stockholders of Global Balanced, Global Allocation and the Pro Forma Global Allocation Combined Fund as of October 31, 2003 (unaudited)

	Class C Shares						Class I Shares*						Class R Shares(i)
	Actual				Pro Forma Global Allocation Combined Fund**		Actual						Actual
	Global Balanced		Global Allocation				Global Balanced		Global Allocation		Pro Forma Global Allocation Combined Fund**		Global Allocation		Pro Forma Global Allocation Combined Fund**
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		5.25	%(c)	5.25	%(c)	5.25	%(c)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00	%(c)	1.00	%(c)	1.00	%(c)	None	(d)	None	(d)	None	(d)	None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	.60%		.75%		.75%		.60%		.75%		.75%		.75%		.75%
Distribution and/or Service (12b-1) Fees(e)	1.00%		1.00%		1.00%		None		None		None		.50%		.50%
Other Expenses (including administration and transfer agency fees)(f)	.66%		.25%		.25%		.63%		.22%		.22%		.22%		.22%

Total Annual Fund Operating Expenses	2.26	%(g)	2.00	%(h)	2.00	%(h)	1.23	%(g)	.97	%(h)	.97	%(h)	1.47	%(h)	1.47	%(h)

*	Prior to April 14, 2003, Class A shares of Global Allocation and Global Balanced were designated Class D, and Class I shares of Global Allocation and Global Balanced were designated Class A.
**	Assuming the Reorganization had taken place on October 31, 2003.
(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares; for instance, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	Global Allocation and Global Balanced each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B, Class C or Class R shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)

Financial Data Services, Inc., an affiliate of MLIM and Merrill Lynch Investment Managers International Limited, provides transfer agency services to Global Allocation and Global Balanced, respectively, and will provide such services to the Pro Forma Global Allocation Combined Fund. The Funds each pay a fee for these services. Each Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the respective Fund and each Fund reimburses its investment adviser, or its affiliates, for such services. Pursuant to an administration agreement between Fund Asset Management, L.P. (“FAM”) and Global Balanced, FAM receives a monthly fee at the annual rate of .20% of the average daily net assets of Global Balanced.

(g)	A portion of the total operating expenses incurred by Global Balanced are actually incurred by Master Global Balanced. As a feeder of Master Global Balanced, Global Balanced incurs its proportionate share of the expenses incurred by Master Global Balanced, including investment advisory fees, certain professional fees, accounting fees, custody fees and directors fees.
(h)	MLIM has agreed to voluntarily waive a portion of the management fee payable by Global Allocation. MLIM may discontinue or reduce this waiver of fees at any time without notice. After taking into account this fee waiver, the Total Annual Fund Operating Expense ratios are 1.18% for Class A, 1.96% for Class B, 1.96% for Class C, 0.94% for Class I and 1.42% for Class R for Global Allocation and 1.17% for Class A, 1.95% for Class B, 1.95% for Class C, 0.93% for Class I and 1.41% for Class R for the Pro Forma Global Allocation Combined Fund. See “Summary—Comparison of the Funds—Advisory/Administrative Fees” and “Comparison of the Funds—Management—Management and Advisory Arrangements.”
(i)	Global Balanced does not offer Class R shares.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A†
Global Allocation	$643	$892	$1,160	$1,925
Global Balanced	$668	$968	$1,291	$2,201
Pro Forma Global Allocation Combined Fund*	$643	$892	$1,160	$1,925
Class B
Global Allocation	$603	$927	$1,278	$2,126	**
Global Balanced	$628	$1,003	$1,405	$2,391	**
Pro Forma Global Allocation Combined Fund*	$603	$927	$1,278	$2,126	**
Class C
Global Allocation	$303	$627	$1,078	$2,327
Global Balanced	$329	$706	$1,210	$2,595
Pro Forma Global Allocation Combined Fund*	$303	$627	$1,078	$2,327
Class I†
Global Allocation	$619	$818	$1,033	$1,652
Global Balanced	$644	$895	$1,165	$1,935
Pro Forma Global Allocation Combined Fund*	$619	$818	$1,033	$1,652
Class R††
Global Allocation	$150	$465	$803	$1,757
Pro Forma Global Allocation Combined Fund*	$150	$465	$803	$1,757

Footnotes appear on the next page.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A†
Global Allocation	$643	$892	$1,160	$1,925
Global Balanced	$668	$968	$1,291	$2,201
Pro Forma Global Allocation Combined Fund*	$643	$892	$1,160	$1,925
Class B
Global Allocation	$203	$627	$1,078	$2,126	**
Global Balanced	$228	$703	$1,205	$2,391	**
Pro Forma Global Allocation Combined Fund*	$203	$627	$1,078	$2,126	**
Class C
Global Allocation	$203	$627	$1,078	$2,327
Global Balanced	$229	$706	$1,210	$2,595
Pro Forma Global Allocation Combined Fund*	$203	$627	$1,078	$2,327
Class I†
Global Allocation	$619	$818	$1,033	$1,652
Global Balanced	$644	$895	$1,165	$1,935
Pro Forma Global Allocation Combined Fund*	$619	$818	$1,033	$1,652
Class R††
Global Allocation	$150	$465	$803	$1,757
Pro Forma Global Allocation Combined Fund*	$150	$465	$803	$1,757

*	Assuming the Reorganization had taken place on October 31, 2003.
**	Assumes conversion to Class A shares approximately eight years after purchase.
†	Prior to April 14, 2003, Class A shares of Global Allocation and Global Balanced were designated Class D, and Class I shares of Global Allocation and Global Balanced were designated Class A.
††	Global Balanced does not offer Class R shares.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of Global Balanced or Global Allocation bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders of Global Balanced as a Result of the Reorganization,” “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

Global Allocation	Global Allocation was incorporated under Maryland law on June 9, 1988. Global Allocation is a diversified, open-end investment company.

As of February 27, 2004, Global Allocation had net assets of approximately $8.3 billion.

Global Balanced

Global Balanced is a series of Mercury Funds, which was organized under the laws of the State of Maryland on April 24, 1998. On September 8, 2000, Mercury Funds changed its name from Mercury Asset Management Funds, Inc. to Mercury Funds, Inc. In addition, on

May 1, 2002, Global Balanced changed its name from Mercury Global Balanced Fund of Mercury Funds, Inc. to Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. Global Balanced is a diversified, open-end investment company.

As of February 27, 2004, Global Balanced had net assets of approximately $137.5 million.

Comparison of the Funds

Investment Objectives. The investment objectives of Global Allocation and Global Balanced are substantially similar. Both Funds seek to provide stockholders with a combination of long-term capital growth and current income.

Investment Strategies. Global Allocation invests in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets Global Allocation can invest in a particular type of security. Generally, Global Allocation seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Global Allocation has no geographic limits on where its investments may be located. While Global Allocation can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. Fund management may also, from time to time, identify certain real assets, such as real estate or precious metals that Fund management believes will increase in value because of economic trends and cycles or political or other events. Global Allocation may invest a portion of its assets in securities related to those real assets such as stock or convertible bonds issued by real estate investment trusts. Global Allocation can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. Fund management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Global Allocation can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. Global Allocation may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Fund management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Global Allocation may also invest in high quality short term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depositary institutions. Fund management may increase its investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Global Allocation may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to increase the return of Global Allocation and to hedge the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. Global Allocation may invest in securities that provide a return based on fluctuations in a stock or another financial index.

Global Balanced invests all of its assets in Master Global Balanced. Master Global Balanced invests in a mix of equity securities and high quality bonds of issuers located in the U.S. and other developed countries. Master Global Balanced is a balanced fund with a neutral position that consists of approximately 60% of its portfolio in equity securities and 40% in bonds, although Master Global Balanced may vary each of these percentages up to 15% in either direction based on its view of current economic and market conditions. In selecting equity securities, Master Global Balanced emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. Master Global Balanced may invest in companies of any size, but tends to focus on medium and large companies. In selecting bonds, Master Global Balanced limits its investments to bonds rated at least A by Moody’s Investors Services, Inc., Standard & Poor’s, and/or Fitch Ratings or if unrated, considered by Fund management to be of comparable quality. At least 80% of Master Global Balanced bond investments will be rated AA/Aa or higher, or if unrated, considered by Fund management to be of comparable quality. Master Global Balanced bond investments can have any maturity, and there are no limits in the average maturity of the bond segment of the Master Global Balanced portfolio. Master Global Balanced bond investments will include debt issued by the U.S. government and its entities, governments (including foreign states, provinces and municipalities) in other developed countries and their agencies, supranational organizations (e.g., World Bank), corporations located in the U.S. and other developed countries. Master Global Balanced may also invest in asset-backed securities, including mortgage-backed securities and stripped securities. Master Global Balanced invests only in securities of governmental or private issuers located in countries that are included in either the Morgan Stanley Capital International (“MSCI”) World Index or the Salomon Smith Barney World Government Bond Index. Master Global Balanced will invest in part based on its evaluation of a country’s economic, political and social factors. Master Global Balanced may also invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. Master Global Balanced may also reduce its exposure to equity securities and longer term bonds by investing without limit in short-term investments, high quality bonds or derivatives, when Master Global Balanced believes it is advisable to do so (on a temporary defensive basis). Master Global

Balanced may invest in derivatives for a variety of portfolio management purposes, including to hedge against price and/or currency movements or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities.

Main Differences in Investment Strategy. The main differences in the investment strategies used by each Fund are (i) Global Allocation may invest in equity securities of any market capitalization, including smaller and emerging growth companies while Master Global Balanced may invest in equity securities of any market capitalization, but focuses mainly on medium and large companies, (ii) Master Global Balanced is a balanced fund with a neutral position consisting of approximately 60% equity securities and 40% bonds, although Master Global Balanced may vary each of these percentages up to 15% in either direction while Global Allocation is not subject to any limitations on the amount of its assets that it may invest in equity securities and bonds, (iii) Global Allocation may invest up to 35% of its total assets in “junk” bonds, including distressed securities while Master Global Balanced limits its investments in bonds to those rated at least A by Moody’s Investors Service, Inc., Standard & Poor’s, and/or Fitch Ratings or if unrated, considered by Fund management to be of comparable quality, and of these at least 80% will be rated AA/Aa or higher or if unrated, considered by Fund management to be of comparable quality, and (iv) Global Allocation has no limits on the countries in which it may invest, while Master Global Balanced may only invest in securities of issuers located in countries included in either the MSCI World Index or the Salomon Smith Barney World Government Bond Index.

Portfolio Management. MLIM serves as the investment manager to Global Allocation. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate, under which MLIM may pay a fee for services it receives on behalf of Global Allocation. Global Balanced does not invest directly in portfolio securities and does not require investment advisory services because all portfolio management occurs at the Master Global Balanced level. Merrill Lynch Investment Managers International Limited (“MLIMIL”) manages Master Global Balanced’s investments and MLIMIL has a sub-advisory agreement with FAM, an affiliate, under which MLIMIL may pay a fee for services it receives on behalf of Master Global Balanced. FAM also serves as administrator to Global Balanced pursuant to an administration agreement.

Global Allocation and Master Global Balanced are both managed by a team of investment professionals who participate in the research process and stock selection. Dennis Stattman is primarily responsible for the day-to-day management of Global Allocation. With respect to Master Global Balanced, Richard Turnill is primarily responsible for the Asset Allocation Team, Ian Rowley is primarily responsible for the Global Equity Team, Sue Chan is primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio,

David Lloyd is primarily responsible for the Global Fixed Income Team and Owen Murfin is primarily responsible for the day-to-day management of the fixed income portion of the Fund’s portfolio. Mr. Stattman is expected to be the portfolio manager for the Combined Fund following the Reorganization.

Advisory/Administrative Fees. Pursuant to an investment advisory agreement between MLIMIL and Mercury Master Trust, Mercury Master Trust pays MLIMIL a monthly fee at the annual rate of 0.60% of Master Global Balanced’s average daily net assets. In addition, pursuant to a separate administration agreement between FAM and Global Balanced, FAM receives a monthly fee at the annual rate of 0.20% of the average daily net assets of Global Balanced. Pursuant to an investment management agreement between MLIM and Global Allocation, Global Allocation pays MLIM a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. MLIM has agreed to voluntarily waive a portion of its fee payable by Global Allocation so that such fee is 0.75% for average daily net assets of the Fund up to $2.5 billion, 0.70% for average daily net assets in excess of $2.5 billion but not exceeding $5 billion, 0.65% for average daily net assets in excess of $5 billion but not exceeding $7.5 billion, 0.625% for average daily net assets in excess of $7.5 billion but not exceeding $10 billion and 0.60% for average daily net assets in excess of $10 billion. MLIM may discontinue or reduce this waiver of fees at any time without notice. After the Reorganization, Global Balanced stockholders no longer will be subject to a separate administrative fee and will be subject to a lower aggregate fee for advisory and administrative services.

See “Summary—Fee Tables,” and “Comparison of the Funds—Management.”

Class Structure. Global Allocation offers five classes of shares: Class A, Class B, Class C, Class I and Class R. Global Balanced currently offers four classes of shares: Class A, Class B, Class C and Class I. Global Allocation’s Class A, Class B, Class C and Class I shares are similar to Global Balanced’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. Global Allocation also offers Class R shares to certain retirement plans. The sales charges and distribution (12b-1) fees attributable to Class A, Class B, Class C and Class I shares of Global Allocation and Class A, Class B, Class C and Class I shares of Global Balanced are identical in all respects. See “Comparison of the Funds—Purchase of Shares,” “—Redemption of Shares,” and “Additional Information—Stockholder Services.”

Overall Annual Expense Ratio. The tables below show the total operating expense ratio (both before and after giving effect to any voluntary fee waiver) for each class of shares of Global Balanced and of Global Allocation as of October 31, 2003 and, assuming the Reorganization had taken place on October 31, 2003, the estimated pro forma operating expense ratio for each class of shares of the Pro

Forma Global Allocation Combined Fund (in each case, including class specific distribution and account maintenance fees with respect to the Funds).

Total Operating Expense Ratios (Excluding Fee Waiver)

Fund	Class A*	Class B	Class C	Class I *	Class R
Global Allocation	1.22%	2.00%	2.00%	0.97%	1.47%
Global Balanced	1.48%	2.25%	2.26%	1.23%	**
Pro Forma Global Allocation Combined Fund***	1.22%	2.00%	2.00%	0.97%	1.47%

_________________

*	Prior to April 14, 2003, Class A shares of Global Allocation and Global Balanced were designated Class D and Class I shares of Global Allocation and Global Balanced were designated Class A.
**	Global Balanced does not offer Class R shares.
***	Assumes the Reorganization had taken place on October 31, 2003.

Total Operating Expense Ratios (Including Fee Waiver†)

Fund	Class A*	Class B	Class C	Class I*	Class R
Global Allocation	1.18%	1.96%	1.96%	0.94%	1.42%
Global Balanced	1.48%	2.25%	2.26%	1.23%	**
Pro Forma Global Allocation Combined Fund***	1.17%	1.95%	1.95%	0.93%	1.41%

†	MLIM may discontinue or reduce the fee waiver with respect to the investment advisory fee paid by Global Allocation at any time without notice. See “Comparison of the Funds—Management.”
*	Prior to April 14, 2003, Class A shares of Global Allocation and Global Balanced were designated Class D and Class I shares of Global Allocation and Global Balanced were designated Class A.
**	Global Balanced does not offer Class R shares.
***	Assumes the Reorganization had taken place on October 31, 2003.

Purchase of Shares. Shares of Global Allocation are offered continuously for sale to the public in substantially the same manner as shares of Global Balanced. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Global Allocation are the same as the redemption procedures for shares of Global Balanced. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Global Allocation distributed to Global Balanced stockholders in the Reorganization, the holding period of Global Balanced shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of Global Allocation distributed in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Exchange of Shares. The exchange privilege for the Class A, Class B, Class C and Class I shares of Global Allocation is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Global Balanced. Stockholders of each Fund may exchange their shares for shares of the same class of other MLIM/FAM-advised funds.

Dividends. Each Fund distributes its net investment income, if any, and net realized capital gains, if any, at least annually. See “Comparison of the Funds—Dividends.”

Net Asset Value. Global Balanced and Global Allocation each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Funds are substantially similar. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Stockholder services, including exchange privileges, available to Global Balanced and Global Allocation stockholders are similar. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are similar. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See “Comparison of the Funds—Additional Information—Stockholder Services.”

Tax Considerations

The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Global Allocation nor Global Balanced will recognize any gain or loss on the transaction, and no stockholder of Global Balanced will recognize any gain or loss upon receipt of shares of Global Allocation. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See “The Reorganization—Tax Consequences of the Reorganization.” The Reorganization will not affect the status of Global Allocation as a regulated investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in Global Allocation are substantially similar to those associated with an investment in Global Balanced. Such risks include market and selection risk, foreign market risk, foreign economy risk, currency risk, governmental supervision and regulation/accounting standards, certain risks of holding Fund assets outside the United States, settlement risk, credit risk, interest rate risk, and call and redemption risk, as well as the risks associated with investing in depositary receipts, small cap and emerging growth securities, warrants, borrowing and leverage risk, securities lending, derivatives, swap agreements, convertibles, asset backed securities, mortgage backed securities, indexed and inverse securities, sovereign debt, standby commitment agreements, when issued securities, delayed delivery securities and forward commitments, precious metal related securities, real estate related securities, repurchase agreements, purchase and sale contracts, illiquid securities, restricted securities and Rule 144A securities.

Global Allocation may be subject to certain additional risks. Global Allocation may invest in debt securities that are rated below investment grade while Global Balanced may not. Investments in lower rated debt securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. Additionally, Global Allocation may invest in securities from all markets of the world including emerging markets while Global Balanced invests in securities in developed countries that are included in either the MSCI World Index or the Salomon Smith Barney World Government Bond Index. Global Allocation may also invest in asset-based securities, corporate loans and distressed securities, and may engage in short sales and, thus, may be subject to the risks associated with such investments.

Global Allocation and Global Balanced are classified as diversified under the Investment Company Act.

The risk factors associated with an investment in Global Allocation are set forth below. For more information concerning the risk factors applicable to an investment in Global Allocation, please refer to the Global Allocation Prospectus and the Global Allocation Statement. For more information concerning the risk factors applicable to an investment in Global Balanced, please refer to the Global Balanced Prospectus and the Global Balanced Statement.

Unless otherwise noted, each Fund is subject to the following main investment risks:

Market Risk and Selection Risk—Market risk is the risk that a stock or bond market in one or more countries in which each Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Foreign Market Risk—Since each Fund invests in foreign securities, it offers the potential for more diversification than a fund that invests only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that each Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for each Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk—The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

With respect to each Fund’s investments in Europe, any adverse developments in connection with the ongoing transition to the Economic and Monetary Union (EMU) could potentially destabilize the EMU. Such destabilization could adversely affect a Fund’s European investments.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair each Fund’s ability to purchase or sell foreign securities or transfer each Fund’s assets or income back into the United States, or otherwise adversely affect each Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk—Securities and other instruments in which each Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of each Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards—Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount each Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States—Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on each Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for each Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount each Fund can earn on its investments and typically results in a higher operating expense ratio for each Fund than for investment companies invested only in the United States.

Settlement Risk—Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for each Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Credit Risk—Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk—Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Call and Redemption Risk—A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Depositary Receipts—Each Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. Each Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Small Cap and Emerging Growth Securities—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, each Fund’s investment in a small cap or emerging growth company may lose substantial value.

Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small cap and emerging growth securities requires a long term view.

Warrants—Each Fund may purchase warrants. A warrant gives a Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

A warrant has value only if the Fund can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Borrowing and Leverage Risk—Each Fund may borrow for temporary or emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost each Fund interest expense and other fees. The costs of borrowing may reduce each Fund’s return. Certain derivative securities that each Fund buys may create leverage, including, for example, when issued securities, indexed and inverse securities, forward commitments, futures, options and warrants.

Securities Lending—Each Fund may lend securities with a value up to 33 1/3% of its assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to each Fund.

Derivatives—Each Fund may use derivative instruments, including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow each Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to each Fund.

Currency risk—the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges and to seek to increase its return. Hedging is a strategy in which each Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by each Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by each Fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. There can be no assurance that each Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may not choose to do so.

Swap Agreements—Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Convertibles—Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Asset Backed Securities—Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when each Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of each Fund’s portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Mortgage Backed Securities—Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and each Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Indexed and Inverse Securities—Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. Each Fund may also invest in securities whose return is inversely related to changes in an index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index goes up and increase when that index goes down.

Sovereign Debt—Each Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity’s debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.

Standby Commitment Agreements—Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In which case, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments—When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There is also the risk that the security will not be issued or that the other party will not meet its obligation, in which case, the Fund will lose both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Precious Metal Related Securities—The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Related Securities—Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down.

Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

Repurchase Agreements; Purchase and Sale Contracts—Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Illiquid Securities—Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities—Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Each Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities—Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

An investment in Global Allocation is subject to additional risks described below, which are not applicable to an investment in Global Balanced.

Emerging Markets Risk—The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Junk Bonds—Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for Global Allocation. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Asset-Based Securities—Global Allocation may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of Global Allocation’s investment policies, these securities are referred to as “asset-based securities.” Global Allocation will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or of issuers that Fund management has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, Fund management may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which Global Allocation may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because Global Allocation does not presently intend to invest directly in natural resource assets, Global Allocation would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Corporate Loans—Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, Global Allocation may experience difficulties in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, Global Allocation may not recover its investment or recovery may be delayed. By investing in a corporate loan, Global Allocation becomes a member of the syndicate.

The corporate loans in which Global Allocation invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, or the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit Global Allocation’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Distressed Securities—Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally, Global Allocation will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. Global Allocation will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, its principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Short Sales—Global Allocation may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When Global Allocation makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. Global Allocation may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

Global Allocation secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, Global Allocation is required to deposit similar collateral with its custodian, if necessary, so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes Global Allocation to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if Global Allocation makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. Global Allocation will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Global Allocation will realize a gain if the security declines in price between those dates. There can be no assurance that Global Allocation will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Global Allocation may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

COMPARISON OF THE FUNDS

Financial Highlights

Global Allocation. The Financial Highlights table is intended to help you understand Global Allocation’s financial performance for the periods shown. Certain information reflects financial results for a single Global Allocation share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Global Allocation (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report along with Global Allocation’s financial statements, is included in Global Allocation’s Annual Report that accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

Global Allocation—Financial Highlights

	Class A††					Class B
	For the Year Ended October 31,					For the Year Ended October 31,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$11.17	$12.50	$14.30	$14.77	$13.23	$10.96	$12.25	$14.04	$14.52	$13.01

Investment income—net**	.28	.35	.39	.44	.64	.19	.25	.27	.33	.52
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	3.23	(1.19)	(.20)	.90	2.52	3.15	(1.16)	(.19)	.88	2.49

Total from investment operations	3.51	(.84)	.19	1.34	3.16	3.34	(.91)	.08	1.21	3.01

Less dividends and distributions:
Investment income—net	(.41)	(.48)	(.30)	(.68)	(.57)	(.31)	(.37)	(.18)	(.56)	(.45)
In excess of investment income—net	—	—	—	— †	—	—	—	—	— †	—
Realized gain on investments—net	—	(.01)	(1.69)	(1.13)	(1.05)	—	(.01)	(1.69)	(1.13)	(1.05)

Total dividends and distributions	(.41)	(.49)	(1.99)	(1.81)	(1.62)	(.31)	(.38)	(1.87)	(1.69)	(1.50)

Net asset value, end of year	$14.27	$11.17	$12.50	$14.30	$14.77	$13.99	$10.96	$12.25	$14.04	$14.52

Total Investment Return:*
Based on net asset value per share	32.10%	(7.08)%	1.27%	9.86%	26.01%	31.05%	(7.75)%	.47%	9.05%	25.08%

Ratios to Average Net Assets:
Expenses, net of waiver	1.18%	1.19%	1.19%	1.13%	1.16%	1.96%	1.96%	1.96%	1.90%	1.94%

Expenses	1.22%	1.22%	1.24%	1.18%	1.21%	2.00%	2.00%	2.00%	1.95%	1.99%

Investment income—net	2.28%	2.85%	2.92%	3.11%	4.61%	1.52%	2.04%	2.08%	2.40%	3.84%

Supplemental Data:
Net assets, end of year (in thousands)	$2,675,367	$2,051,843	$1,846,554	$1,406,264	$1,229,415	$2,094,428	$1,787,415	$2,650,313	$3,611,061	$4,496,037

Portfolio turnover	45.28%	58.42%	44.87%	53.75%	26.95%	45.28%	58.42%	44.87%	53.75%	26.95%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.
†	Amount is less than $(.01) per share.
††	Prior to April 14, 2003, Class A shares were designated Class D.

Global Allocation—Financial Highlights (continued)

	Class C					Class I††
	For the Year Ended October 31,					For the Year Ended October 31,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$10.72	$12.02	$13.83	$14.33	$12.86	$11.20	$12.53	$14.33	$14.79	$13.25

Investment income—net**	.17	.25	.27	.32	.51	.32	.38	.42	.48	.67
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	3.10	(1.14)	(.19)	.87	2.46	3.23	(1.19)	(.20)	.90	2.53

Total from investment operations	3.27	(.89)	.08	1.19	2.97	3.55	(.81)	.22	1.38	3.20

Less dividends and distributions:
Investment income—net	(.33)	(.40)	(.20)	(.56)	(.45)	(.44)	(.51)	(.33)	(.71)	(.61)
In excess of investment income—net	—	—	—	— †	—	—	—	—	— †	—
Realized gain on investments—net	—	(.01)	(1.69)	(1.13)	(1.05)	—	(.01)	(1.69)	(1.13)	(1.05)

Total dividends and distributions	(.33)	(.41)	(1.89)	(1.69)	(1.50)	(.44)	(.52)	(2.02)	(1.84)	(1.66)

Net asset value, end of year	$13.66	$10.72	$12.02	$13.83	$14.33	$14.31	$11.20	$12.53	$14.33	$14.79

Total Investment Return:*
Based on net asset value per share	31.03%	(7.76)%	.42%	9.07%	25.05%	32.42%	(6.83)%	1.52%	10.20%	26.30%

Ratios to Average Net Assets:
Expenses, net of waiver	1.96%	1.96%	1.97%	1.91%	1.95%	.94%	.94%	.94%	.88%	.91%

Expenses	2.00%	2.00%	2.01%	1.95%	2.01%	.97%	.98%	.98%	.93%	.97%

Investment income—net	1.45%	2.10%	2.12%	2.36%	3.84%	2.55%	3.09%	3.14%	3.40%	4.86%

Supplemental Data:
Net assets, end of year (in thousands)	$865,342	$521,679	$346,124	$312,568	$322,238	$1,370,866	$1,168,632	$1,284,915	$1,224,613	$1,305,473

Portfolio turnover	45.28%	58.42%	44.87%	53.75%	26.95%	45.28%	58.42%	44.87%	53.75%	26.95%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.
†	Amount is less than $(.01) per share.
††	Prior to April 14, 2003, Class I shares were designated Class A.

Global Allocation—Financial Highlights (concluded)

	Class R
	For the Period January 3, 2003† to October 31, 2003
Increase in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.43

Investment income—net††	.08
Realized and unrealized gain on investments and foreign currency transactions—net	2.71

Total from investment operations	2.79

Less dividends from investment income—net	(.18)

Net asset value, end of period	$14.04

Total Investment Return:** Based on net asset value per share	24.57	%‡

Ratios to Average Net Assets:
Expenses, net of waiver	1.42	%*

Expenses	1.47	%*

Investment income—net	1.93	%*

Supplemental Data:
Net assets, end of period (in thousands)	$341

Portfolio turnover	45.28	%‡‡

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Aggregate total investment return.
‡‡	Percentage shown is for the year ended October 31, 2003.

Global Balanced. The Financial Highlights table is intended to help you understand Global Balanced’s financial performance for the periods shown. Certain information reflects financial results for a single Global Balanced share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Global Balanced (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with Global Balanced’s financial statements, is included in Global Balanced’s Annual Report, which is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements.

Global Balanced—Financial Highlights

	Class A(1)						Class B
	For the Year Ended November 30,				For the Period April 30, 1999† to November 30, 1999		For the Year Ended November 30,				For the Period April 30, 1999† to November 30, 1999
	2003	2002	2001	2000			2003	2002	2001	2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.05	$8.62	$9.99	$10.78	$10.00		$7.92	$8.56	$9.91	$10.73	$10.00

Investment income—net	.07 ##	.02 ##	.14 ##	.13 ##	.09		.01 ##	.03 ##	.07 ##	.05 ##	.04
Realized and unrealized gain (loss) on investments and foreign currency transactions from the Portfolio—net	.75	(.59)	(1.14)	(.73)	.69		.74	(.67)	(1.13)	(.73)	.69

Total from investment operations	.82	(.57)	(1.00)	(.60)	.78		.75	(.64)	(1.06)	(.68)	.73

Less dividends from:
Investment income—net	—	—	(.36)	(.12)	—		—	—	(.28)	(.09)	—
In excess of investment income—net	—	—	(.01)	(.07)	—		—	—	(.01)	(.05)	—

Total dividends	—	—	(.37)	(.19)	—		—	—	(.29)	(.14)	—

Net asset value, end of period	$8.87	$8.05	$8.62	$9.99	$10.78		$8.67	$7.92	$8.56	$9.91	$10.73

Total Investment Return:**
Based on net asset value per share	10.19%	(6.61)%	(10.36)%	(5.75)%	7.80	%#	9.47%	(7.48)%	(10.99)%	(6.44)%	7.30	%#

Ratios to Average Net Assets:
Expenses††	1.48%	1.45%	1.30%	1.26%	1.35	%*	2.25%	2.22%	2.07%	2.02%	2.12	%*

Investment income—net	.86%	1.05%	1.49%	1.19%	1.47	%*	.08%	.29%	.72%	.43%	.68	%*

Supplemental Data:
Net assets, end of period (in thousands)	$8,501	$10,514	$17,510	$28,854	$43,442		$94,984	$115,151	$171,223	$236,313	$277,296

Portfolio turnover of the Portfolio	158.02%	128.22%	116.69%	117.12%	71.04%		158.02%	128.22%	116.69%	117.12%	71.04%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the allocated expenses of Master Global Balanced (referred to in table headlines and notes as the “Portfolio”).
#	Aggregate total investment return.
##	Based on average shares outstanding.

Global Balanced—Financial Highlights (concluded)

	Class C						Class I(1)
	For the Year Ended November 30,				For the Period April 30, 1999† to November 30, 1999		For the Year Ended November 30,				For the Period April 30, 1999† to November 30, 1999
	2003	2002	2001	2000			2003	2002	2001	2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.93	$8.56	$9.90	$10.73	$10.00		$8.08	$8.64	$10.01	$10.80	$10.00

Investment income—net	.01 ##	.03 ##	.07 ##	.05 ##	.04		.09 ##	.11 ##	.16 ##	.16 ##	.11
Realized and unrealized gain (loss) on investments and foreign currency transactions from the Portfolio—net	.74	(.66)	(1.12)	(.74)	.69		.76	(.67)	(1.12)	(.75)	.69

Total from investment operations	.75	(.63)	(1.05)	(.69)	.73		.85	(.56)	(.96)	(.59)	.80

Less dividends from:
Investment income—net	—	—	(.28)	(.09)	—		—	—	(.40)	(.12)	—
In excess of investment income—net	—	—	(.01)	(.05)	—		—	—	(.01)	(.08)	—

Total dividends	—	—	(.29)	(.14)	—		—	—	(.41)	(.20)	—

Net asset value, end of period	$8.68	$7.93	$8.56	$9.90	$10.73		$8.93	$8.08	$8.64	$10.01	$10.80

Total Investment Return:**
Based on net asset value per share	9.46%	(7.36)%	(10.97)%	(6.52)%	7.30	%#	10.52%	(6.48)%	(10.01)%	5.60%	8.00	%#

Ratios to Average Net Assets:
Expenses††	2.26%	2.22%	2.07%	2.02%	2.10	%*	1.23%	1.20%	1.05%	1.01%	1.10	%*

Investment income—net	.08%	.28%	.72%	.43%	.70	%*	1.10%	1.30%	1.74%	1.44%	1.73	%*

Supplemental Data:
Net assets, end of period (in thousands)	$36,804	$46,302	$73,805	$116,277	$146,078		$2,391	$3,350	$5,549	$9,312	$13,333

Portfolio turnover of the Portfolio	158.02%	128.22%	116.69%	117.12%	71.04%		158.02%	128.22%	116.69%	117.12%	71.04%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Includes the Fund’s share of the allocated expenses of Master Global Balanced (referred to in table headlines and notes as the “Portfolio”).
#	Aggregate total investment return.
##	Based on average shares outstanding.

Investment Objectives and Policies

The investment objectives of Global Allocation and Global Balanced are substantially similar. Both Funds seek to provide stockholders with a combination of long-term capital growth and current income. Each Fund also uses similar, although not identical, investment strategies in seeking to achieve its objective. See “How the Fund Invests” in the Global Allocation Prospectus and the Global Balanced Prospectus.

Investment Restrictions

Global Balanced and Global Allocation have similar, although not identical, investment restrictions. See “Risk Factors and Special Considerations” herein and “Investment Objective and Policies—Investment Restrictions” in Part I of the Global Balanced and Global Allocation Statements.

The investment restrictions adopted by Global Balanced differ from those adopted by Global Allocation as follows: both Funds have a non-fundamental investment restriction prohibiting the Funds from making short sales of securities or maintaining a short position, except to the extent permitted by applicable law and both Funds allow short sales “against the box.” Global Allocation, however, also allows short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

Global Balanced and Global Allocation both operate as diversified funds under the Investment Company Act of 1940, as amended. Global Balanced has a fundamental investment restriction which states that it may not: “(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.” Global Allocation does not have this fundamental investment restriction; however, Global Allocation is operated as a diversified company and must comply with the diversification requirements as set forth in the Investment Company Act. Under the Investment Company Act, neither Fund may change its structure without the approval of its shareholders.

Neither Global Allocation nor Global Balanced may borrow money, except that the Funds may borrow from banks in amounts up to 33 1/3% of their total assets (including the amount borrowed). However, notwithstanding this fundamental investment restriction, Global Allocation has adopted a non-fundamental policy that it may not: “borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.” Global Balanced has not adopted similar non-fundamental borrowing restrictions.

Management

Management and Advisory Arrangements. MLIM serves as the investment manager to Global Allocation. MLIM has a sub-advisory agreement with MLAM U.K., an affiliate, under which MLIM may pay a fee for services it receives on behalf of Global Allocation. Global Balanced does not invest directly in portfolio securities and does not require investment advisory services because all portfolio management occurs at the Master Global Balanced level. MLIMIL manages Master Global Balanced’s investments and MLIMIL has a sub-advisory agreement with FAM, an affiliate, under which MLIMIL may pay a fee for services it receives on behalf of Master Global Balanced. FAM also serves as administrator to Global Balanced pursuant to an administration agreement.

Advisory/Administrative Fees. Pursuant to an investment advisory agreement between MLIMIL and Mercury Master Trust, Mercury Master Trust pays MLIMIL a monthly fee at the annual rate of 0.60% of Master Global Balanced’s average daily net assets. In addition, pursuant to a separate administration agreement between FAM and Global Balanced, FAM receives a monthly fee at the annual rate of 0.20% of the average daily net assets of Global Balanced. Pursuant to an investment management agreement between MLIM and Global Allocation, Global Allocation pays MLIM a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. MLIM has agreed to voluntarily waive a portion of its fee payable by Global Allocation so that such fee is 0.75% for average daily net assets of Global Allocation up to $2.5 billion, 0.70% for average daily net assets in excess of $2.5 billion but not exceeding $5 billion, 0.65% for average daily net assets in excess of $5 billion but not exceeding $7.5 billion, 0.625% for average daily net assets in excess of $7.5 billion but not exceeding $10 billion and 0.60% for average daily net assets in excess of $10 billion. MLIM may discontinue or reduce this waiver of fees at any time without notice. After the Reorganization, Global Balanced stockholders no longer will be subject to a separate administrative fee and will be subject to a lower aggregate fee for advisory and administrative services.

Purchase of Shares

The class structure and purchase and distribution procedures for shares are substantially similar for both Global Balanced and for Global Allocation. Global Allocation currently offers five classes of shares of common stock. Global Balanced currently offers four classes of shares of common stock. Global Allocation’s Class A, Class B, Class C and Class I shares are similar to Global Balanced’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. Global Allocation also offers Class R shares to certain retirement plans. The sales charges and distribution (12b-1) fees attributable to Class A, Class B, Class C and Class I shares of Global Allocation and Class A, Class B, Class C and Class I shares of Global Balanced are identical in all respects. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for Global Allocation and Global Balanced, see “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares” and “—How Shares are Priced” in the Global Allocation Prospectus and “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares” and “—How Shares are Priced” in the Global Balanced Prospectus.

Sales Charges; 12b-1 Fees. Class A and Class I shares of Global Allocation and Global Balanced are sold subject to a front-end sales charge, and Class B and Class C shares of Global Allocation and Global Balanced are subject to a CDSC. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Global Allocation pays fees in connection with account maintenance for Class A, Class B, Class C and Class R shares and in connection with distribution for Class B, Class C and Class R shares (“12b-1 fees”), and Global Balanced pays 12b-1 fees in connection with account maintenance for Class A, Class B and Class C shares and in connection with distribution for Class B and Class C shares. Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for shares of Global Allocation and Global Balanced:

12b-1 Annual Fee Rates and Sales Charges (as a percentage of average daily net assets of the applicable share class)
	Account Maintenance Fee		Distribution Fee		Maximum Front-End Sales Charge[1] or CDSC[2]
Share Class	Global Allocation	Global Balanced	Global Allocation	Global Balanced	Global Allocation	Global Balanced
Class A Shares*	.25%	.25%	None	None	5.25%	5.25%
Class B Shares	.25%	.25%	.75%	.75%	4.00%	4.00%
Class C Shares	.25%	.25%	.75%	.75%	1.00%	1.00%
Class I Shares*	None	None	None	None	5.25%	5.25%
Class R Shares (Global Allocation only)	.25%	N/A	.25%	N/A	None	N/A

1	Class A shares and Class I shares of Global Allocation and Global Balanced are subject to a front-end sales charge. See “Purchase of Shares—Initial Sales Charge Alternatives—Class I and Class A Shares” in Part II of the Global Allocation Statement and see “Purchase of Shares—Initial Sales Charge Alternatives—Class I and Class A Shares” in Part II of the Global Balanced Statement.
2	Class B shares and Class C shares of Global Allocation and Global Balanced are subject to a CDSC. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” in Part II of the Global Allocation Statement and in Part II of the Global Balanced Statement.
*	Prior to April 14, 2003, Class A shares were designated Class D, and Class I shares were designated Class A.

Redemption of Shares

The redemption procedures for shares of Global Allocation are the same as the redemption procedures for shares of Global Balanced. For purposes of computing any CDSC that may be payable upon disposition of shares of Global Allocation distributed to Global Balanced stockholders in the Reorganization, the holding period of Global Balanced shares outstanding on the date the Reorganization takes place will be tacked to the holding period of the shares of Global Allocation distributed in the Reorganization. See “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares,” “—How Shares are Priced” and “—Participation in Fee-Based Programs” in the Global Allocation Prospectus and in the Global Balanced Prospectus.

Exchange of Shares

The exchange privilege for the Class A, Class B, Class C and Class I shares of Global Allocation is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Global Balanced. U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class I shares of MLIM/FAM-advised funds. Class I stockholders of each Fund may exchange their Class I shares for Class I shares of a second MLIM/FAM-advised fund if the stockholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I stockholder wants to exchange Class I shares for shares of a second MLIM/FAM-advised fund, and the stockholder does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the stockholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the stockholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A, Class B and Class C shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class I shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the stockholder for at least 15 days.

Performance

The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For more information concerning the performance of Global Allocation, please refer to the Global Allocation Prospectus, the Global Allocation Statement and the Global Allocation Annual Report. For more information concerning the performance of Global Balanced, please refer to the Global Balanced Prospectus, the Global Balanced Statement and the Global Balanced Annual Report.

	Global Allocation Average Annual Total Return
	Class A Shares**		Class B Shares		Class C Shares		Class I Shares**		Class R Shares†
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge* (%)	Without Sales Charge* (%)
One Year Ended 10/31/03	25.17%	32.10%	27.05%	31.05%	30.03%	31.03%	25.47%	32.42%	—
Five Years Ended 10/31/03	10.27%	11.47%	10.36%	10.62%	10.60%	10.60%	10.56%	11.76%	—
Ten Years Ended 10/31/03	—	—	9.20%	9.20%	—	—	9.73%	10.33%	—
Inception (10/21/94) through 10/31/03	10.31%	10.97%	—	—	10.10%	10.10%	—	—	—
Inception (1/3/03) through 10/31/03	—	—	—	—	—	—	—	—	24.57%

	Global Balanced Average Annual Total Return
	Class A Shares**		Class B Shares		Class C Shares		Class I Shares**
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended 10/31/03	4.82%	10.63%	5.90%	9.90%	8.88%	9.88%	5.15%	10.97%
Inception (04/30/99) through 10/31/03	-2.92%	-1.75%	-2.91%	-2.49%	-2.48%	-2.48%	-2.67%	-1.49%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after six years. Class C shares are subject to a 1.00% CDSC for one year.
**	Prior to April 14, 2003, Class A shares were designated Class D, and Class I shares were designated Class A.
†	Aggregate total return since inception. Global Balanced does not offer Class R shares.

Code of Ethics

Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Fund, the Fund’s investment adviser, the Fund’s sub-adviser and FAM Distributors, Inc., each Fund’s Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

Stockholders of Global Allocation are entitled to one vote for each share held and fractional votes for fractional shares held and will be entitled to vote on the election of Directors and any other matter submitted to a stockholder vote by that class. Global Allocation does not intend to hold annual meetings of stockholders. Voting rights for Directors are not cumulative. Shares of Global Allocation to be issued to stockholders of Global Balanced in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the Global Allocation

Prospectus. Each share of Global Allocation is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A, Class B and Class C shares bear certain additional expenses. See “Stockholders’ Meetings” below for additional information. Rights attributable to shares of Global Balanced are similar to those described above.

Dividends

It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income, if any, at least annually. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

Global Allocation and Global Balanced each offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Global Allocation Prospectus and the Global Balanced Prospectus.

After the Reorganization, former stockholders of Global Balanced who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund. Otherwise, dividends paid to all former Global Balanced stockholders will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of Global Allocation and shares of Global Balanced, after the Reorganization that stockholder’s election with respect to the dividends of Global Allocation will control unless the stockholder specifically elects a different option.

Automatic Investment Plans

A stockholder of each Fund may make additions to an account that is maintained at the Transfer Agent (an “Investment Account”) through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to the Investment Account of such stockholder through charges of $50 or more to the regular bank account of the stockholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of a Fund through Blueprint, no minimum charge to the investor’s bank account is required. Alternatively, an investor that maintains a CMA® Account may arrange to have periodic investments made in a Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program.

Systematic Withdrawal Plans

A stockholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for stockholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for stockholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from the stockholder’s account to provide the withdrawal payment specified by the stockholder. The stockholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When a stockholder makes systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A stockholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the stockholder, the Fund, the Transfer Agent or the Distributor.

The maximum number of Class B or Class C shares that can be redeemed from an Investment Account annually will not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are normally redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares,” in Part II of the Global Balanced and Global Allocation Statements. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the stockholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the stockholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the stockholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of a Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the stockholder has elected to make systematic withdrawals.

Alternatively, a stockholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the stockholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A stockholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the stockholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible stockholders should contact their Merrill Lynch Financial Advisor.

Tax Information

The tax consequences associated with an investment in shares of Global Balanced are substantially similar to the tax consequences associated with an investment in shares of Global Allocation. See “Your Account—Dividends and Taxes” in the Global Allocation Prospectus and “Summary—Tax Considerations” and “The Reorganization—Tax Consequences of the Reorganization” herein.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for Global Allocation and Global Balanced. After the Reorganization, the Combined Fund will use the portfolio transaction procedures of

Global Allocation. For a discussion of Global Allocation’s procedures, see “Portfolio Transactions and Brokerage” in Part II of the Global Allocation Statement.

Portfolio Turnover

While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

Fund	Portfolio Turnover Rate for Fiscal Year* Ended October 31, 2003/November 30, 2003	Portfolio Turnover Rate for Fiscal Year* Ended October 31, 2002/November 30, 2002
Global Allocation	45.28%	58.42%
Global Balanced	158.02%	128.22%

*	The fiscal year end of Global Allocation is October 31 and the fiscal year end of Global Balanced is November 30.

Additional Information

Net Asset Value. Global Balanced and Global Allocation each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds. For a description of these services, see “Comparison of the Funds—Exchange of Shares” in this Proxy Statement and Prospectus and see “Shareholder Services” in Part II of the Global Allocation Statement.

Custodian. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian for the cash and securities of Global Allocation and Global Balanced. Brown Brothers’ principal business address is 40 Water Street, Boston, Massachusetts 02109. It is anticipated that Brown Brothers will serve as the custodian of the Combined Fund.

Accounting Services. Global Allocation and Global Balanced have each entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to Global Allocation and Global Balanced. Global Allocation and Global Balanced each pays a fee for these services. Prior to January 1, 2001, MLIM provided accounting services to Global Allocation and MLIMIL provided accounting services to Global Balanced and each was reimbursed by the respective Fund at its cost in connection with such services. MLIM and MLIMIL continue to provide certain accounting services to Global Allocation and Global Balanced, respectively, and the Funds reimburse MLIM and MLIMIL for these services.

The table below shows the amounts paid by Global Allocation to State Street and to MLIM for accounting services for the periods indicated.

	Global Allocation
Fiscal year ended October 31,	Paid to State Street		Paid to the Manager**
2003	$1,052,176		$137,119
2002	$1,121,254		$125,292
2001	$867,495	*	$183,469

*	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.
**	MLIM is the Manager for Global Allocation.

The table below shows the amounts paid by Global Balanced and Master Global Balanced to State Street, FAM and MLIMIL for accounting services for the periods indicated:

	Global Balanced			Master Global Balanced
Fiscal year ended November 30,	Paid to State Street*		Paid to the Administrator***	Paid to State Street*		Paid to the Investment Adviser†
2003	$0		$0	$99,638		$3,437
2002	$0		$0	$120,130		$13,625
2001	$0	**	$212	$97,125	**	$13,342

*	For providing services to Global Balanced and Master Global Balanced.
**	Represents payments pursuant to the agreement with State Street effective January 1, 2001.
***	FAM is the Administrator for Global Balanced.
†	MLIMIL is the Investment Adviser for Master Global Balanced.

Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to Global Allocation and Global Balanced (the “Transfer Agent”), pursuant to a separate registrar, transfer agency and service agreement with each of the Funds. Each Fund pays between $16.00 and $20.00 for each Class A or Class I stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. Global Allocation also pays $16.00 for each Class R stockholder account. Each Fund reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the Transfer Agency Agreement. The following table sets forth the transfer agent fees paid by Global Allocation and Global Balanced for the last three fiscal years:

	Fiscal Year*
Fund	2003	2002	2001
Global Allocation	$10,849,492	$10,431,220	$10,836,666	**
Global Balanced	$232,543	$308,399	$302,466	***

*	The fiscal year end of Global Allocation is October 31 and the fiscal year end of Global Balanced is November 30.
**	During the period from November 1, 2000 to June 30, 2001, Global Allocation paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for this period, the fees paid may have been higher. The current rates became effective on July 1, 2001.
***	During the period from December 1, 2000 to June 30, 2001, Global Balanced paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for this period, the fees paid may have been higher. The current rates became effective on July 1, 2001.

Capital Stock. Global Allocation currently offers five classes of shares of common stock. Global Balanced currently offers four classes of shares of common stock. Global Allocation’s Class A, Class B, Class C and Class I shares are similar to Global Balanced’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. Global Allocation also offers Class R shares to certain retirement plans. The sales charges and distribution (12b-1) fees attributable to Class A, Class B,

Class C and Class I shares of Global Allocation and Class A, Class B, Class C and Class I shares of Global Balanced are identical in all respects.

Stockholder Inquiries. Stockholder inquiries with respect to Global Allocation and Global Balanced may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), (i) Global Balanced will acquire substantially all of the assets, and assume substantially all of the liabilities of its master portfolio, Master Global Balanced, in return for all of its beneficial interests in Master Global Balanced; and (ii) Global Allocation will acquire substantially all of the assets and assume substantially all of the liabilities of Global Balanced in exchange for newly issued shares of common stock, with a par value of $.10 per share, of Global Allocation to be issued to Global Balanced for distribution to the stockholders of Global Balanced. Thereafter, Global Balanced will be terminated as a series of Mercury Funds and Master Global Balanced will be terminated as a series of Mercury Master Trust.

Generally, the assets transferred by Global Balanced to Global Allocation will equal all investments of Master Global Balanced held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Global Balanced and Master Global Balanced as of such time.

Shares of Global Allocation will be distributed to stockholders of Global Balanced as follows: holders of Class A, Class B, Class C and Class I shares of Global Balanced as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Global Allocation (the “Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Global Allocation to be received by each stockholder of Global Balanced will equal the aggregate net asset value of the shares of Global Balanced owned by such stockholder as of the Valuation Time. See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

Since the Corresponding Shares will be issued at net asset value and the shares of Global Balanced will be valued at net asset value, the interests of holders of shares of Global Balanced with respect to net asset value will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than Global Balanced, as a result of the Reorganization a stockholder of Global Balanced likely will hold a lower percentage of ownership in the Combined Fund than he or she owned in Global Balanced immediately prior to the Reorganization.

Procedure

The Board of Mercury Funds, including all of the Directors who are not “interested persons” of Mercury Funds as defined in the Investment Company Act (the “non-interested Directors”), after determining that the Reorganization is in the best interests of Global Balanced, and that the interests of the stockholders of Global Balanced with respect to net asset value would not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of Global Balanced for approval. The Board of Global Allocation, including all of the non-interested Directors, after determining that the Reorganization is in the best interests of Global Allocation and that the interests of the stockholders of Global Allocation with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan. No vote of the stockholders of Global Allocation is required.

If the stockholders of Global Balanced approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

The Board of Global Balanced recommends that stockholders of Global Balanced approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of Global Allocation, and to the extent necessary, fractional shares of Global Allocation, of an aggregate net asset value equal to the aggregate net asset value of the assets of Global Balanced acquired by Global Allocation, determined as hereinafter provided, reduced by the amount of liabilities of Global Balanced assumed by Global Allocation, shall be issued by Global Allocation, in exchange for the transfer of the assets of Global Balanced to and the assumption of the liabilities of Global Balanced by Global Allocation. The respective assets of the Funds will be valued as of the Valuation Time according to the procedures described in the Global Allocation Prospectus. Such valuation and determination shall be made by Global Allocation in cooperation with Global Balanced. Purchase orders for Global Balanced shares that have not been confirmed as of the Valuation Time will be treated as assets of Global Balanced for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Global Balanced will liquidate and distribute the Corresponding Shares of Global Allocation received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Global Balanced. The Corresponding Shares of Global Allocation received by the stockholders will have the same aggregate net asset value as each such stockholder’s interest in Global Balanced held on the Closing Date. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of Global Allocation in the names of the stockholders of Global Balanced and transferring to those stockholders’ accounts the shares of Global Allocation representing such stockholders’ interests in Global Balanced.

No sales charge or fee of any kind will be charged to stockholders of Global Balanced in connection with their receipt of Corresponding Shares of Global Allocation in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to Global Balanced are expected to include preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Global Balanced to consider the Reorganization. Additionally, expenses will be incurred in connection with the solicitation of proxies to be voted at that meeting. These expenses will be borne by Global Balanced. The expenses of the Reorganization that are directly attributable to Global Allocation are expected to include the expenses incurred in printing sufficient copies of Global Allocation’s Prospectus and Annual Report, which will accompany the mailing of the Proxy Statement. These expenses will be borne by MLIM. Certain other expenses of the Reorganization including: expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees will be borne equally by Global Balanced and MLIM, which has agreed to bear the Reorganization expenses attributable to Global Allocation. The expenses of the Reorganization attributable to Global Allocation (to be borne by MLIM) and to Global Balanced are currently estimated to be approximately $108,000 and $170,000, respectively.

Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Boards, as well as the receipt of certain regulatory approvals. In addition, approval of the Agreement and Plan by Global Balanced requires the affirmative vote of the stockholders of Global Balanced representing a majority of the outstanding shares entitled to be voted thereon. All classes of shares of Global Balanced will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Global Allocation is not required.

Termination of Series. Following the transfer of the assets and liabilities of Global Balanced to Global Allocation, each Global Balanced stockholder will receive shares of Global Allocation. In addition, Global

Balanced will terminate as a series of Mercury Funds in accordance with the laws of the State of Maryland and Mercury Master Trust will terminate Master Global Balanced as a series of Mercury Master Trust in accordance with the laws of the State of Delaware.

Amendments and Conditions. Prior to stockholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants may be waived, by a written instrument executed by Global Allocation, Global Balanced and Master Global Balanced or, in the case of a waiver, by the Fund waiving compliance. At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Board of Global Balanced, Master Global Balanced or Global Allocation (provided such Fund is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under the Agreement and Plan to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of each Fund has delegated to its investment adviser or manager, MLIM or MLIMIL, as applicable, the ability to make non-material changes to the terms of the Reorganization, if MLIM or MLIMIL, as applicable, deems it to be in the best interests of the Fund to do so. The obligations of Global Balanced, Master Global Balanced and Global Allocation pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Global Balanced’s stockholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Boards may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Global Balanced.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of Global Balanced, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Boards of Global Allocation, Global Balanced and Master Global Balanced; (ii) by the Board of Mercury Funds if any condition of Global Balanced’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board; (iii) by the Board of Global Allocation if any condition of Global Allocation’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board; or (iv) by the Board of Mercury Master Trust if any condition of Master Global Balanced’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of Global Balanced as a Result of the Reorganization

MLIM and MLIMIL believe that the Reorganization will benefit the stockholders of each of the Funds. Following the Reorganization, (i) Global Allocation stockholders will remain invested in an open-end fund that has greater net assets with no changes to its current investment objectives and management arrangements; (ii) Global Balanced stockholders will become invested in an open-end fund that has substantially greater net assets while maintaining a substantially similar investment objective and similar, although not identical, investment strategies and the same sales charges and account maintenance and distribution fees as it has currently; and (iii) Global Balanced stockholders are likely to experience certain benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management as stockholders of the Combined Fund due to a larger asset base. In addition, the Combined Fund will not be required to maintain a neutral position as a balanced portfolio of approximately 60% in equity securities and 40% in bonds, which will permit greater flexibility to react to market changes and will have ability to invest in a greater range of securities and investment types.

MLIMIL believes that the Reorganization will benefit the stockholders of Global Balanced because certain fixed costs, such as printing stockholder reports, legal expenses, audit fees, registration fees and other expenses will be spread across a substantially larger asset base, thereby lowering the total operating expense ratio borne by stockholders of Global Balanced. In addition, Global Balanced stockholders no longer will be subject to a separate administrative fee and will be subject to a lower aggregate fee for advisory and administrative services.

MLIM also believes that the Reorganization will not adversely affect the stockholders of Global Allocation because the total operating expense ratio for the Combined Fund is expected to be slightly lower (less than 0.01%) than the current total operating expense ratio for Global Allocation (prior to any fee waivers) and approximately 0.01% lower than the current total operating expense ratio for Global Allocation (after fee waivers) and MLIM has agreed to bear the expenses of the Reorganization attributable to Global Allocation.

The table below sets forth as of October 31, 2003 the approximate average net assets and total operating expense ratio of each of the Funds and the Pro Forma Global Allocation Combined Fund excluding any distribution and account maintenance fees.

	Approximate Average Net Assets	Total Operating Expense Ratio (excluding fee waiver)	Total Operating Expense Ratio (including fee waiver)
Global Allocation	$5,968,500,000	0.97%	0.94%
Global Balanced	$156,500,000	1.23%	1.23%
Pro Forma Global Allocation Combined Fund	$6,125,000,000	0.97%	0.93%

If the Reorganization had taken place on October 31, 2003, the total operating expense ratio excluding any fee waiver and the total operating expense ratio including any fee waiver for the Combined Fund would in each case be lower than Global Balanced’s current total operating expense ratio. Global Allocation’s current operating expense ratio is expected to be slightly lower than the current operating expense ratio of the Pro Forma Global Allocation Combined Fund. For information for each class of shares, see “Fee Tables” starting at page 3.

The following table sets forth the net assets of each of the Funds for each of their last three fiscal year ends.

Net Assets for the Dates Indicated
Global Balanced		Global Allocation
As of 11/30/01	$268,086,959	As of 10/31/01	$6,127,907,234
As of 11/30/02	$175,317,117	As of 10/31/02	$5,529,568,627
As of 11/30/03	$142,679,817	As of 10/31/03	$7,006,343,803

MLIMIL does not believe that Global Balanced is likely to attract significant assets and believes that it is likely to experience net redemptions resulting over time in a higher operating expense ratio. As discussed above, in the Reorganization, stockholders of Global Balanced should benefit by continuing to be invested in an open-end fund with a substantially similar investment objective, similar investment strategies, a lower total operating expense ratio and a larger asset base.

In approving the Reorganization, the Board of Global Balanced also determined that the interests of existing stockholders of Global Balanced would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

Summary. Mercury Master Trust on behalf of Master Global Balanced, Mercury Funds on behalf of Global Balanced and Global Allocation, will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of Global Balanced will recognize any gain or loss upon receipt of Corresponding Shares of Global Allocation in the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Global Allocation and Global

Balanced have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Global Allocation intends to continue to so qualify after the Reorganization. Mercury Master Trust on behalf of Master Global Balanced and the Funds will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) pursuant to Treasury Regulation section 301.7701-3(b)(1), the existence of Master Global Balanced as an entity independent of Global Balanced is disregarded for Federal income tax purposes and, therefore, the transfer of the assets and liabilities of Master Global Balanced to Global Balanced in return for all of Global Balanced’s beneficial interests in Master Global Balanced will have no Federal income tax consequences; (ii) the transfer by Global Balanced of substantially all of its assets to Global Allocation in exchange solely for shares of Global Allocation as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (iii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Global Balanced as a result of the transfer of its assets solely in exchange for shares of Global Allocation or on the distribution of the Corresponding Shares of Global Allocation to stockholders of Global Balanced under Section 361(c)(1); (iv) under Section 1032 of the Code, no gain or loss will be recognized by Global Allocation on the receipt of assets of Global Balanced in exchange for shares of Global Allocation; (v) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Global Balanced on the receipt of Corresponding Shares of Global Allocation in exchange for their shares of Global Balanced; (vi) in accordance with Section 362(b) of the Code, the tax basis of Global Balanced’s assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of Global Balanced immediately prior to the consummation of the Reorganization; (vii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of Global Balanced in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Global Balanced surrendered in exchange; (viii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Global Allocation (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held shares of Global Balanced exchanged therefor, provided that such shares were held as a capital asset; (ix) in accordance with Section 1223 of the Code, Global Allocation’s holding period with respect to Global Balanced’s assets transferred will include the period for which such assets were held by Global Balanced; and (x) the taxable year of Global Balanced will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of Global Balanced, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Global Allocation will succeed to and take into account certain tax attributes of Global Balanced, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Global Allocation. As of October 31, 2003, Global Balanced and Global Allocation had net realized capital losses and net unrealized appreciation. After the Reorganization, and subject to certain limitations, stockholders of each Fund may benefit from the ability of the Combined Fund to use capital losses to offset any realized capital gains. However, the per share value of the capital losses to Global Balanced stockholders will be diluted as a result of the Reorganization.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Mercury Funds has elected and qualified Global Balanced to be taxed as a regulated investment company under Sections 851-855 of the Code. Global Allocation has also elected and qualified to be taxed as a regulated investment company under Sections 851-855 of the Code and, after the Reorganization, Global Allocation intends to continue to so qualify.

Capitalization

The following tables set forth as of March 2, 2004: (i) the capitalization of Global Allocation, (ii) the capitalization of Global Balanced, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of Global Allocation, Global Balanced and Pro Forma Global Allocation Combined Fund as of March 2, 2004 (unaudited)
Global Allocation
	Class A	Class B	Class C	Class I	Class R
Net Assets	$3,168,920,596	$2,260,861,054	$1,238,624,272	$1,652,250,773	$5,088,155
Shares Outstanding	203,686,219	148,114,987	83,208,711	105,932,325	333,007
Net Asset Value Per Share	$15.56	$15.26	$14.89	$15.60	$15.28

Global Balanced
	Class A	Class B	Class C	Class I	Class R
Net Assets	$7,155,597	$92,401,840	$36,052,692	$2,110,252	*
Shares Outstanding	754,667	9,991,944	3,896,397	220,943	*
Net Asset Value Per Share	$9.48	$9.25	$9.25	$9.55	*

Pro Forma Global Allocation Combined Fund
	Class A	Class B	Class C	Class I	Class R
Net Assets	$3,176,076,193	$2,353,262,894	$1,274,676,964	$1,654,361,025	$5,088,155
Shares Outstanding	204,146,154	154,168,476	85,630,671	106,067,622	333,007
Net Asset Value Per Share	$15.56	$15.26	$14.89	$15.60	$15.28

*	Global Balanced does not offer Class R shares.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Monday, April 12, 2004, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Global Balanced. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Global Balanced at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares issued, outstanding and entitled to vote was 15,124,277.

Security Ownership of Certain Beneficial Owners and Management of Global Allocation and Global Balanced

At the Record Date, the Directors and officers of Global Allocation as a group owned in the aggregate less than 1% of the outstanding shares of Global Allocation and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Global Allocation, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Global Allocation.

At the Record Date, the Directors and officers of Mercury Funds as a group owned in the aggregate less than 1% of the outstanding shares of Global Balanced and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Global Balanced, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Global Balanced.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Global Balanced is entitled to one vote. Approval of the Agreement and Plan by Global Balanced requires the affirmative vote of the stockholders of Global Balanced representing a majority of the outstanding shares of Global Balanced entitled to be voted thereon. All classes of shares of Global Balanced will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Global Allocation is not required.

Stockholders of Global Balanced are not entitled to appraisal rights in connection with the Reorganization. However, any stockholder of Global Balanced may redeem his or her shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of one-third of the shares of Global Balanced entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders of Global Balanced is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Global Balanced, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Global Balanced present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Global Balanced’s stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Global Balanced. Global Balanced will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Balanced and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See “The Reorganization—Terms of the Agreement and Plan—Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Mercury Funds on behalf of Global Balanced. Global Balanced has retained Georgeson Shareholder Communications, Inc., with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $5,000, plus out-of-pocket expenses, which are estimated to be $14,976.

Broker-dealer firms, including Merrill Lynch, holding shares of Global Balanced in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Global Balanced, Master Global Balanced or Global Allocation is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Global Allocation by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 and for Global Balanced and Master Global Balanced by Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022. Shearman & Sterling LLP will rely as to matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., One Rodney Square, Wilmington, Delaware 19899-0551 and as to matters of Maryland law on the opinion of Sidley Austin Brown & Wood LLP, 1501 K Street N.W., Washington, D.C. 20005. Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin Brown & Wood LLP, counsel to Global Allocation and special tax counsel to Global Balanced and Master Global Balanced.

EXPERTS

The financial highlights of the Funds, included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on its authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 750 College Road East, Princeton, New Jersey 08540. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDERS’ MEETINGS

Stockholders of each of the Funds are entitled to one vote for each share held and fractional votes for fractional shares held and stockholders of each class are entitled to vote on any matter submitted to a stockholder vote by that class. Neither Fund intends to hold meetings of its stockholders in any year unless required under its Charter or the Investment Company Act. Neither Fund’s Charter requires it to hold an annual meeting of stockholders. Each Fund will be required, however, to call special meetings of its stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or certain distribution arrangements, or of a change in the fundamental policies, objectives or restrictions. Each Fund also would be required to hold a stockholders’ meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by stockholders. The by-laws of each Fund provide that unless otherwise provided by law or by the Charter, a stockholders’ meeting may be called for any purpose or purposes with respect to the applicable Fund by a majority of the Directors, the President, or on the written request of the holders of at least 10% of the outstanding capital stock of such Fund entitled to vote at such meeting.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Global Balanced must be received by Global Balanced within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Mercury Funds in order to be considered in Global Balanced’s proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of Global Balanced may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of the stockholders of Global Balanced if written notice of such proposal has not been received by Global Balanced within a reasonable time before Global Balanced begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Global Balanced should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for Global Balanced’s stockholders.

By Order of the Board of Directors,

Phillip S. Gillespie

Secretary

Mercury Funds, Inc.

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 5th day of March, 2004, by and among Merrill Lynch Global Allocation Fund, Inc., a Maryland corporation (“Global Allocation”), Mercury Master Trust, a Delaware statutory trust, on behalf of Merrill Lynch Master Global Balanced Portfolio (“Master Global Balanced”), a series of Mercury Master Trust, and Mercury Funds, Inc., a Maryland corporation (“Mercury Funds”), on behalf of Merrill Lynch Global Balanced Fund (“Global Balanced”), a series of Mercury Funds. The term “Global Balanced,” when used herein, includes both Global Balanced and Mercury Funds; the term “Master Global Balanced,” when used herein, includes both Master Global Balanced and Mercury Master Trust.

PLAN OF REORGANIZATION

The reorganization is comprised of the following transactions: (i) Global Balanced will acquire substantially all of the assets and assume substantially all of the liabilities of its master portfolio, Master Global Balanced, in return for all of its beneficial interests in Master Global Balanced, (ii) Global Allocation will acquire substantially all of the assets and liabilities of Global Balanced in exchange for newly issued shares of common stock, with a par value of $.10 per share, of Global Allocation, (iii) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Global Balanced stockholders in exchange for their shares of common stock, with a par value of $.0001 per share, of Global Balanced and (iv) Mercury Funds will terminate Global Balanced as a series of Mercury Funds and Mercury Master Trust will terminate Master Global Balanced as a series of Mercury Master Trust, all upon and subject to the terms hereinafter set forth. The transactions described in this paragraph are collectively referred to as the “Reorganization.” Global Allocation together with Global Balanced and Master Global Balanced are collectively referred to as the “Funds”. The Board of Trustees of Master Global Balanced and the Board of Directors of Global Balanced and Global Allocation are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable. The members of a Fund’s Board who are not interested persons of that Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), shall be referred to herein as the “Independent Board Members.” Holders of shares are hereinafter referred to as “stockholders.”

In the course of the Reorganization, shares of Global Allocation will be distributed to stockholders of Global Balanced as follows: holders of Class A, B, C and I shares of Global Balanced as of the Valuation Time (as defined in Section 4(c) of this Agreement) will be entitled to receive Class A, B, C and I shares, respectively, of Global Allocation (“Corresponding Shares”). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Global Balanced as of the Valuation Time. The aggregate net asset value of the Corresponding Shares of Global Allocation to be received by each stockholder of Global Balanced will equal the aggregate net asset value of the shares of Global Balanced owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 8 of this Agreement), Global Allocation shall acquire substantially all of the assets of Global Balanced and assume substantially all of Global Balanced’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Global Balanced will be terminated as a series of Mercury Funds and Master Global Balanced will be terminated as a series of Mercury Master Trust.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Allocation, Global Balanced and Master Global Balanced hereby agree as follows:

1. Representations and Warranties of Global Balanced.

Global Balanced represents and warrants to, and agrees with, Master Global Balanced and Global Allocation that:

(a) Mercury Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of Global Balanced to Global Allocation and to carry out this Agreement. Global Balanced has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Global Balanced has been duly established in accordance with the terms of Mercury Funds’ Articles of Incorporation as a separate series of Mercury Funds.

(b) Mercury Funds is duly registered under the 1940 Act, as an open-end management investment company (File No. 811-08797), and such registration has not been revoked or rescinded and is in full force and effect. Mercury Funds has elected and qualified Global Balanced at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify Global Balanced through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “Global Balanced Investments” shall mean (i) the investments of Global Balanced held either directly or indirectly through Master Global Balanced shown on the schedule of its investments as of the Valuation Time (as defined in Section 4(c) of this Agreement) furnished to Global Allocation pursuant to Section 11(b); and (ii) all other assets owned either directly or indirectly through Master Global Balanced or liabilities incurred either directly or indirectly through Master Global Balanced existing as of the Valuation Time.

(d) Global Balanced has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Global Balanced, each as of November 30, 2003, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities and an unaudited schedule of investments of Global Balanced, each as of the Valuation Time, will be furnished to Global Allocation on or prior to the Closing Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Global Balanced as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) Global Allocation has been furnished with Global Balanced’s Annual Report to Stockholders for the fiscal year ended November 30, 2003. The financial statements appearing in such reports fairly present the financial position of Global Balanced as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) Global Allocation has been furnished with the prospectus of Global Balanced, dated March 28, 2003, as supplemented on October 3, 2003 and the statement of additional information of Global Balanced,

dated March 28, 2003. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Balanced, threatened against it which assert liability on the part of Global Balanced, which materially affect its financial condition or its ability to consummate the Reorganization. Global Balanced is neither charged with nor, to the best of the knowledge of Global Balanced, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business other than such investigations or violations that would not have a material adverse effect on Global Balanced.

(i) There are no material contracts outstanding to which Global Balanced is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

(j) Global Balanced is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended and restated or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) Global Balanced has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Global Balanced will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Global Balanced.

(l) Mercury Funds, on behalf of Global Balanced has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Global Balanced have been adequately provided for on its books, and no tax deficiency or liability of Global Balanced has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Global Balanced will have full right, power and authority to sell, assign, transfer and deliver the Global Balanced Investments. At the Closing Date, subject only to the delivery of the Global Balanced Investments as contemplated by this Agreement, Global Balanced will have good and marketable title to all of the Global Balanced Investments, and Global Allocation will acquire all of the Global Balanced Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Global Balanced Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Balanced of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or that has been obtained, or will be obtained, prior to the Valuation Time.

(o) The registration statement filed by Global Allocation on Form N-14 relating to the shares of Global Allocation to be issued pursuant to this Agreement, which includes the proxy statement of Global Balanced and the prospectus and statement of additional information of Global Allocation (together, the “Proxy

Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Global Balanced (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Balanced for use in the N-14 Registration Statement as provided in Section 7(d) of this Agreement.

(p) Mercury Funds is authorized to issue 11,400,000,000 total shares of common stock, par value $0.0001 per share, of which Global Balanced is authorized to issue 400,000,000 shares of common stock, par value $0.0001 per share, which are divided into four classes designated as follows: 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class I shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(q) The books and records of Global Balanced made available to Global Allocation, Master Global Balanced and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Balanced.

(r) Global Balanced will not sell or otherwise dispose of any of the Corresponding Shares of Global Allocation to be received in the Reorganization, except in distribution to its stockholders as provided herein.

(s) Global Balanced has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, Global Balanced will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of Global Allocation.

Global Allocation represents and warrants to, and agrees with, Global Balanced and Master Global Balanced that:

(a) Global Allocation is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Allocation has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Global Allocation is duly registered under the 1940 Act as an open-end management investment company (File No. 811-5576), and such registration has not been revoked or rescinded and is in full force and effect. Global Allocation has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) Global Balanced has been furnished with a statement of assets and liabilities and a schedule of investments of Global Allocation, each as of October 31, 2003, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Allocation and an unaudited schedule of investments of Global Allocation, each as of the Valuation Time, will be furnished to Global Balanced at or prior to the Closing Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 5 of this Agreement; and each will fairly present the financial position of Global Allocation as of the Valuation Time in conformity with generally accepted accounting principles in the United States of America applied on a consistent basis.

(d) Global Balanced has been furnished with Global Allocation’s Annual Report to Stockholders for the year ended October 31, 2003. The financial statements appearing therein fairly present the financial position of Global Allocation as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Global Balanced has been furnished with the prospectus and statement of additional information of Global Allocation, each dated February 17, 2004. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Global Allocation has full power and authority to enter into and perform its obligations under this Agreement. Stockholders of Global Allocation are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Allocation, threatened against it which assert liability on the part of Global Allocation or which materially affect its financial condition or its ability to consummate the Reorganization. Global Allocation is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business other than such investigations or violations that would not have a material adverse effect on Global Allocation.

(h) There are no material contracts outstanding to which Global Allocation is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Balanced or Master Global Balanced prior to the Valuation Time.

(i) Global Allocation is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(j) Global Allocation has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Global Allocation will advise Global Balanced in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Global Allocation.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Global Allocation (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Allocation for use in the N-14 Registration Statement as provided in Section 7(d) of this Agreement.

(m) Global Allocation is authorized to issue 5,550,000,000 shares of common stock, par value of $.10 per share, which have been divided into five classes, designated as follows; 900,000,000 Class A shares, 2,000,000,000 Class B shares, 200,000,000 Class C shares, 450,000,000 Class I shares and 2,000,000,000 Class R shares. Each outstanding share is fully paid and nonassessable and has full voting rights.

(n) The Global Allocation shares to be issued to Global Balanced and distributed to stockholders of Global Balanced pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Allocation will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the Global Allocation shares to be issued to Global Balanced and distributed to stockholders of Global Balanced on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Global Balanced presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Global Allocation will have obtained any and all regulatory, Board and other approvals, necessary to issue the Corresponding Shares of Global Allocation to Global Balanced for distribution to the stockholders of Global Balanced.

(q) The books and records of Global Allocation made available to Global Balanced, Master Global Balanced and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Allocation.

3. Representations and Warranties of Mercury Master Trust on behalf of Master Global Balanced

Mercury Master Trust on behalf of Master Global Balanced represents and warrants to, and agrees with Global Balanced and Global Allocation that:

(a) Mercury Master Trust is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. Mercury Master Trust has the power to own all of its assets and to carry out this Agreement. Mercury Master Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Master Global Balanced has been duly established in accordance with the terms of Mercury Master Trust’s Declaration of Trust as a separate series of Mercury Master Trust.

(b) Mercury Master Trust is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-09049), and such registration has not been revoked or rescinded and is in full force and effect. The assets of Master Global Balanced have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied at the Master Global Balanced level at all times since its inception, and it intends to continue to meet such requirements through its taxable year ending upon liquidation.

(c) Mercury Master Trust on behalf of Master Global Balanced has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Global Allocation has been furnished with Global Balanced’s Annual Report to Stockholders for the year ended November 30, 2003 and the financial statements of Master Global Balanced appearing therein fairly present the financial position of Master Global Balanced as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) Global Allocation has been furnished with the Registration Statement on Form N-1A of Mercury Master Trust, as amended, dated March 28, 2003, and said registration statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Mercury Master Trust, threatened against Mercury Master Trust or Master Global Balanced which assert liability on the part of Mercury Master Trust or Master Global Balanced or which materially affect their financial condition or the ability of Mercury Master Trust to consummate the Reorganization. Neither Mercury Master Trust nor Master Global Balanced is charged with or, to the best of Mercury Master Trust’s knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business other than such investigations or violations that would not have a material adverse effect on Master Global Balanced.

(g) There are no material contracts outstanding to which either Mercury Master Trust or Master Global Balanced is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

(h) Mercury Master Trust on behalf of Master Global Balanced is not a party to or obligated under any provision of its Declaration of Trust, as amended and restated, or its by-laws, as amended and restated, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) Master Global Balanced has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Master Global Balanced’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Master Global Balanced will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Mercury Master Trust on behalf of Master Global Balanced has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) At both the Valuation Time and the Closing Date, Mercury Master Trust on behalf of Master Global Balanced will have the full right, power and authority to sell, assign, transfer and deliver the assets of Master Global Balanced to Global Balanced. At the Closing Date, subject only to the delivery of its assets as contemplated by this Agreement, Master Global Balanced will have good and marketable title to all of its assets, and Global Balanced will acquire all of the assets free and clear of any encumbrances, liens or security interests and without any restrictions upon transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the assets or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Master Global Balanced of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 7(a) of this Agreement and on the Closing Date, insofar as it relates to Master Global Balanced (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Master Global Balanced for use in the N-14 Registration Statement as provided in Section 7(d) of this Agreement.

(n) The books and records of Master Global Balanced made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Master Global Balanced.

(o) Immediately prior to the consummation of the Reorganization, Global Balanced is the sole stockholder of Master Global Balanced.

4. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Global Balanced, and to the other terms and conditions contained herein, Master Global Balanced agrees to convey, transfer and deliver to Global Balanced and Global Balanced agrees to acquire from Master Global Balanced, on the Closing Date, substantially all of the assets of Master Global Balanced and assume substantially all of the liabilities of Master Global Balanced, in return solely for the beneficial interests of Master Global Balanced owned by Global Balanced, and Global Balanced agrees to convey, transfer and deliver to Global Allocation, and Global Allocation agrees to acquire from Global Balanced, on the Closing Date, substantially all of the Global Balanced Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of Global Balanced, in exchange solely for that number of Corresponding Shares of Global Allocation calculated in accordance with Section 5 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Global Balanced will distribute all Corresponding Shares of Global Allocation received by it to its stockholders in exchange for their corresponding shares of Global Balanced. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Allocation in the amounts due the stockholders of Global Balanced based on their respective holdings in Global Balanced as of the Valuation Time.

(b) Global Balanced will pay or cause to be paid to Global Allocation any interest or dividends it receives on or after the Closing Date with respect to the Global Balanced Investments transferred to Global Allocation hereunder.

(c) The Valuation Time shall be 4:00 p.m. New York time, on May 21, 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Global Allocation will acquire substantially all of the assets of, and will assume substantially all of the liabilities of, Global Balanced. The known liabilities of Global Balanced as of the Valuation Time shall be confirmed in writing to Global Allocation by Global Balanced pursuant to Section 1(k) of this Agreement.

(e) Global Allocation and Global Balanced, will jointly file any and all such other instruments as may be required by the State Department of Assessments and Taxation of Maryland to effect the transfer of the Global Balanced Investments to Global Allocation.

(f) Following the distribution referred to in subparagraph 4(a) above, Global Balanced will be terminated as a series of Mercury Funds and Master Global Balanced will be terminated as a series of Mercury Master Trust.

5. Issuance and Valuation of Global Allocation Shares in the Reorganization.

Full shares of Global Allocation, and to the extent necessary, any fractional shares of Global Allocation, of an aggregate net asset value equal to the value of the assets of Global Balanced acquired by Global Allocation, determined as hereinafter provided, reduced by the amount of liabilities of Global Balanced assumed by Global

Allocation, shall be issued by Global Allocation in exchange for the transfer of the assets of Global Balanced and the assumption of the liabilities of Global Balanced. The net asset value of Global Balanced and Global Allocation shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of Global Allocation dated February 17, 2004. Such valuation and determination shall be made by Global Allocation in cooperation with Global Balanced. Global Allocation shall issue its Class A, Class B, Class C and Class I shares to Global Balanced by the opening of a stockholder account (one in respect of each Class) on the stock ledger records of Global Allocation registered in the name of Global Balanced. Global Balanced shall distribute Corresponding Shares of Global Allocation to its stockholders by indicating the registration of such shares in the name of Global Balanced’s stockholders in the amounts due such stockholders based on their respective holdings in Global Balanced as of the Valuation Time.

6. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Global Balanced will be deducted from the assets of Global Balanced as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Global Balanced to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses directly attributable to Global Allocation are expected to include the expenses incurred in printing sufficient copies of Global Allocation’s prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Global Allocation will be borne by its investment adviser, Merrill Lynch Investment Managers, L.P. (“MLIM”). Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by Global Balanced and MLIM.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7. Covenants of the Funds.

(a) Mercury Funds agrees to call a special meeting of the stockholders of Global Balanced to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of Global Allocation, Global Balanced and Master Global Balanced that the holders of a majority of the shares of Global Balanced issued, outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) Mercury Funds agrees that following the Closing Date it will take such action as may be necessary to terminate Global Balanced as a series of Mercury Funds in accordance with the laws of the State of Maryland, (ii) Mercury Master Trust will take such action as may be necessary to terminate Master Global Balanced as a series of Mercury Master Trust in accordance with the laws of the State of Delaware, and (iii) Global Balanced will not make any distributions of any Corresponding Shares of Global Allocation other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Global Allocation, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

(d) Global Allocation will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Balanced, Master Global Balanced and Global Allocation

agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and applicable state securities laws.

(e) Global Allocation has no plan or intention to sell or otherwise dispose of the Global Balanced Investments to be acquired pursuant to the Reorganization, except for dispositions made in the ordinary course of business.

(f) Global Balanced, Master Global Balanced and Global Allocation each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Global Allocation, Master Global Balanced and Global Balanced agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Allocation agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Global Balanced for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Global Balanced shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Global Balanced shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Global Balanced accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by MLIM at the time such tax returns and Forms 1099 are prepared.

(g) Global Balanced agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h) Following the consummation of the Reorganization, Global Allocation expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

(i) Global Allocation agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

8. Closing Date.

(a) Delivery of the assets of Global Balanced to be transferred, together with any other Global Balanced Investments, and the Corresponding Shares of Global Allocation to be issued to Global Balanced, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Global Balanced and Global Allocation, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Global Balanced Investments, for any reason, are not transferable on the Closing Date, Global Balanced shall cause such Global Balanced Investments to be transferred to Global Allocation’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) Global Balanced will deliver to Global Allocation on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Global Balanced Investments delivered to Global Allocation hereunder.

(c) As soon as practicable after the close of business on the Closing Date, Global Balanced shall deliver to Global Allocation a list of the names and addresses of all of the stockholders of record of Global Balanced on the Closing Date and the number of shares of common stock of Global Balanced owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Global Balanced or by its President.

9. Conditions of Global Balanced.

The obligations of Global Balanced hereunder shall be subject to the following conditions:

(a) (i) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Global Balanced by the vote required under the Global Balanced Articles of Amendment and Restatement, and the by-laws, as amended and restated (the “Global Balanced Charter Documents”), the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Balanced; (ii) that the Board of Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Balanced and (B) the interests of Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the Board of Global Allocation by the vote required under the Articles of Incorporation, as amended and supplemented, of Global Allocation, and the by-laws, as amended and restated, of Global Allocation (the “Global Allocation Charter Documents”), the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Allocation; (iv) that the Board of Global Allocation, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Allocation and (B) the interests of Global Allocation’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Master Global Balanced by the vote required under the Mercury Master Trust Declaration of Trust, as amended, the Certificate of Trust, as amended, and the by-laws, as amended and restated (the “Mercury Master Trust Charter Documents”), the 1940 Act and applicable Delaware law; and (B) the vote of a majority of the trustees who are Independent Board Members of Master Global Balanced; (vi) that the Board of Master Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Master Global Balanced and (B) the interests of Master Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (vii) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the holders of a majority of the shares of common stock of Global Balanced issued, outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Global Balanced, held at or prior to the Valuation Time; and (viii) that Master Global Balanced and Global Allocation shall each have delivered to Global Balanced a copy of the resolutions approving this Agreement adopted by the respective Boards of Master Global Balanced and Global Allocation, each certified by the respective Secretary of Master Global Balanced and Global Allocation.

(b) That Global Allocation shall have furnished to Global Balanced a statement of Global Allocation’s assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Allocation’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Allocation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Global Allocation since the date of Global Allocation’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Global Allocation shall have furnished to Global Balanced a certificate signed by Global Allocation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Global Allocation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Allocation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Global Balanced shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Global Allocation, in form and substance satisfactory to Global Balanced and dated the Closing Date, to the effect that (i) Global Allocation is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Allocation to be issued pursuant to this Agreement are duly authorized and, upon issuance and delivery in accordance with the terms hereof, will be validly issued and fully paid and nonassessable by Global Allocation, and no stockholder of Global Allocation has any preemptive right to subscription or purchase in respect thereof (pursuant to the Global Allocation Charter Documents or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Global Allocation, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, however, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement by Global Allocation does not, and the consummation of the Reorganization by Global Allocation will not, violate any material provisions of Maryland law or the Global Allocation Charter Documents or any agreement (known to such counsel) to which Global Allocation is a party or by which Global Allocation is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder, and under Maryland law, and such as may be required under state securities laws; (vi) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, insofar as it relates to Global Allocation, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion); (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents insofar as they relate to Global Allocation are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization insofar as they relate to Global Allocation of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Global Allocation, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on it or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Allocation, the unfavorable outcome of which would materially and adversely affect Global Allocation; (xi) all corporate actions required to be taken by Global Allocation to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Global Allocation; and (xii) such opinion is solely for the benefit of Global Balanced and its Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certain certificates of officers of MLIM, Financial Data Services, Inc. (“FDS”) and Global Allocation with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due incorporation, valid existence, good standing and qualification to do business of Global Allocation.

(f) That Global Balanced shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Global Allocation, addressed to the Directors and officers of Global Balanced, in form and substance satisfactory to Global Balanced and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Global Allocation required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Global Allocation necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Allocation, Mercury Funds, Global Balanced, Master Global Balanced or Mercury Master Trust contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Directors and officers of Global Balanced. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of MLIM, FDS and Global Allocation with regard to matters of fact.

(g) That Global Balanced shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) pursuant to Treasury Regulation section 301.7701-3(b)(1), the existence of Master Global Balanced as an entity independent of Global Balanced is disregarded for Federal income tax purposes and, therefore, the transfer of the assets and liabilities of Master Global Balanced to Global Balanced in return for all of Global Balanced’s beneficial interests in Master Global Balanced will have no Federal income tax consequences; (ii) the transfer by Global Balanced of substantially all of the Global Balanced Investments to Global Allocation in exchange solely for Corresponding Shares of Global Allocation as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Global Balanced and Global Allocation will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (iii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Global Balanced as a result of the transfer of its assets solely in exchange for Corresponding Shares of Global Allocation or on the distribution of these shares to its stockholders under Section 361(c)(1) of the Code; (iv) under Section 1032 of the Code, no gain or loss will be recognized to Global Allocation on the receipt of assets of Global Balanced in exchange for Global Allocation shares; (v) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Global Balanced on the receipt of Corresponding Shares of Global Allocation in exchange for its shares of Global Balanced; (vi) in accordance with Section 362(b) of the Code, the tax basis of Global Balanced’s assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of Global Balanced immediately prior to the consummation of the Reorganization; (vii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of Global Balanced in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Global Balanced surrendered in exchange; (viii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Global Allocation (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Global Balanced exchanged therefor, provided, that such Global Balanced shares were held as a capital asset; (ix) in accordance with Section 1223 of the Code, Global Allocation’s holding period with respect to Global Balanced’s assets transferred will include the period for which such assets were held by Global Balanced; (x) the taxable year of Global Balanced will end on the Closing Date; and (xi) pursuant to Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of Global Balanced, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Global Allocation and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Balanced and its counsel.

(i) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Allocation, be contemplated by the Commission.

(j) That Global Balanced shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Global Balanced, to the effect that (i) they are independent public accountants with respect to Global Allocation within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Allocation included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Global Balanced and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Allocation included in the N-14 Registration Statement, and inquiries of certain officials of Global Allocation responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Balanced and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to Global Allocation appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Global Allocation or from schedules prepared by officials of Global Allocation having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Global Balanced under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Allocation, Global Balanced or Master Global Balanced or would prohibit the Reorganization.

(l) That Global Balanced shall have received from the Commission such orders or interpretations as Shearman & Sterling LLP, as counsel to Global Balanced, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

10. Conditions of Master Global Balanced

The obligations of Master Global Balanced hereunder shall be subject to the following conditions:

(a) (i) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Global Balanced by the vote required under the Global Balanced Charter Documents, the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Balanced; (ii) that the Board of Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Balanced and (B) the interests of Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the Board of Global Allocation by the vote required under the Global Allocation Charter Documents, the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Allocation; (iv) that the Board of Global Allocation, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Allocation and (B) the interests of Global Allocation’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Master Global Balanced by the vote required under the Mercury Master Trust Charter Documents, the 1940 Act and applicable Delaware law; and (B) the vote of a majority of the Independent Board Members of Master Global Balanced; (vi) that the Board of Master Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Master Global Balanced and (B) the interests of Master Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (vii) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the holders of a majority of the shares of common stock of Global Balanced issued, outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Global Balanced, held at or prior to the Valuation Time; (viii) that Global Balanced and Global Allocation shall each have delivered to Master Global Balanced a copy of the resolutions approving this Agreement adopted by the respective Boards of Global Balanced and Global Allocation, each certified by the respective Secretary of Global Balanced and Global Allocation; and (ix) that Global Balanced shall have delivered to Master Global Balanced a certificate setting forth the vote of Global Balanced stockholders obtained, certified by the Secretary of the Global Balanced.

(b) That Global Allocation shall have furnished to Master Global Balanced a certificate signed by Global Allocation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Global Allocation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Allocation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d) That all proceedings taken by Global Allocation and Global Balanced and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Master Global Balanced.

(e) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Allocation, be contemplated by the Commission.

(f) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Allocation, Global Balanced or Master Global Balanced or would prohibit the Reorganization.

11. Conditions of Global Allocation.

The obligations of Global Allocation hereunder shall be subject to the following conditions:

(a) (i) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Global Balanced by the vote required under the Global Balanced Charter Documents, the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Balanced; (ii) that the Board of Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Balanced and (B) the interests of Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the Board of Global Allocation by the vote required under the Global Allocation Charter Documents, the 1940 Act and applicable Maryland law; and (B) the vote of a majority of the Independent Board Members of Global Allocation; (iv) that the Board of Global Allocation, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Global Allocation and (B) the interests of Global Allocation’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by (A) the Board of Master Global Balanced by the vote required under the Mercury Master Trust Charter Documents, the 1940 Act and applicable Delaware law; and (B) the vote of a majority of the Independent Board Members of Master Global Balanced; (vi) that the Board of Master Global Balanced, including the Independent Board Members, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Master Global Balanced and (B) the interests of Master Global Balanced’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (vii) that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the holders of a majority of the shares of common stock of Global Balanced issued, outstanding and entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Global Balanced, held at or prior to the Valuation Time; (viii) that Global Balanced and Master Global Balanced shall each have delivered to Global Allocation a copy of the resolutions approving this Agreement adopted by the respective Boards of Global Balanced and Master Global Balanced, each certified by the respective Secretary of Global Balanced and Master Global Balanced; and (ix) that Global Balanced shall have delivered to Global Allocation a certificate setting forth the vote of Global Balanced stockholders obtained, certified by the Secretary of the Global Balanced.

(b) That Global Balanced shall have furnished to Global Allocation a statement of its assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Global Balanced’s behalf by Global Balanced’s President (or any Vice President) and its Treasurer, and a certificate signed by Global Balanced’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Global Balanced since the date of Global Balanced’s most recent annual or semi-annual report to stockholders, as applicable, other than changes in the Global Balanced Investments since the date of such report or changes in the market value of the Global Balanced Investments.

(c) That Global Balanced shall have furnished to Global Allocation a certificate signed by Global Balanced’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Global Balanced made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Global Balanced has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Global Allocation shall have received an opinion of Shearman & Sterling LLP, as counsel to Global Balanced, in form and substance satisfactory to Global Allocation and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract of Global Balanced, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, however, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (ii) the execution and delivery of this Agreement by Mercury Funds on behalf of Global Balanced does not, and the consummation of the Reorganization will not, violate the material provisions of any agreement (known to such counsel) to which Mercury Funds or Global Balanced is a party or by which Mercury Funds or Global Balanced is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or United States governmental authority is required for the consummation by Mercury Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, insofar as it relates to Mercury Funds and Global Balanced, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion); (v) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents insofar as they relate to Mercury Funds and Global Balanced are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization insofar as they relate to Mercury Funds and Global Balanced of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) Mercury Funds and Global Balanced, to the knowledge of such counsel, are not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Mercury Funds or Global Balanced or their respective stockholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Mercury Funds and Global Balanced, the unfavorable outcome of which would materially and adversely affect Mercury Funds and Global Balanced; and (ix) such opinion is solely for the benefit of Global Allocation and its Directors and officers. In giving the opinion set forth above, Shearman & Sterling LLP may state that they are relying on certificates of officers of Merrill Lynch Investment Managers International Limited (“MLIMIL”), Fund Asset Management, L.P. (“FAM”), FDS and Global Balanced with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the qualification to do business as a foreign corporation.

(f) That Global Allocation shall have received an opinion of Sidley Austin Brown & Wood LLP, special Maryland counsel to Mercury Funds, in form satisfactory to Global Allocation and dated as of the Closing Date, to the effect that (i) Mercury Funds is a corporation duly incorporated, validly existing, and in good standing in conformity with the laws of the State of Maryland; (ii) Mercury Funds has the power to sell, assign, transfer and deliver the assets of Global Balanced transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Mercury Funds will have duly transferred such assets and liabilities in accordance with this Agreement; (iii) this Agreement has been duly authorized, executed, and delivered by Mercury Funds on behalf of Global Balanced; (iv) the execution and delivery of this Agreement by Mercury Funds on behalf of Global Balanced does not, and the consummation of the Reorganization will not, violate the Global Balanced Charter Documents, or, to the best of such counsel’s knowledge, Maryland law; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by Mercury Funds of the Reorganization, except such as have been obtained under Maryland law and such as may be required under Maryland state securities laws; (vi) all corporate actions required to be taken by Mercury Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Mercury Funds; and (vii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certain certificates of officers of MLIMIL, FAM, FDS and Mercury Funds with regard to matters of fact and certain certificates and written statements of government officials with respect to the due incorporation, valid existence, and good standing of Mercury Funds.

(g) That Global Allocation shall have received a letter from Shearman & Sterling LLP, as counsel to Global Balanced, addressed to the Directors and officers of Global Allocation, in form and substance satisfactory to Global Allocation and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Mercury Funds or Global Balanced required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Mercury Funds or Global Balanced necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Mercury Funds, Global Balanced, Master Global Balanced, Mercury Master Trust or Global Allocation contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Directors and officers of Global Allocation. In giving the letter set forth above, Shearman & Sterling LLP may state that they are relying on certificates of officers of MLIMIL, FAM, FDS and Mercury Funds with regard to matters of fact.

(h) That Global Allocation shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 9(g) of this Agreement.

(i) That Global Allocation shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to Mercury Master Trust, in form and substance satisfactory to Global Allocation and dated the Closing Date, to the effect that (i) Mercury Master Trust is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware; (ii) this Agreement has been duly authorized, executed and delivered by Mercury Master Trust; (iii) the execution and delivery of this Agreement by Mercury Master Trust on behalf of Master Global Balanced does not, and the consummation of the Reorganization will not, violate any material provisions of Delaware law or the Declaration of Trust, as amended and restated, or the by-laws, as amended; (iv) Mercury Master Trust has the power to sell, assign, transfer and deliver the assets of Master Global Balanced transferred by it hereunder; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Delaware state court or governmental authority is required for the consummation by Mercury Master Trust of the Reorganization, except such as have been obtained from the Board of Trustees of Mercury Master Trust and such as may be required under Delaware state securities laws; (vi) all necessary actions required to be taken by Mercury Master Trust to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Mercury Master Trust; and (vii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. In giving the opinion set forth above, Richards, Layton & Finger, P.A. may state that it is relying on certificates of the officers of MLIMIL and Mercury Master Trust with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due formation, valid existence and good standing of Mercury Master Trust.

(j) That Global Allocation shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Global Allocation, to the effect that (i) they are independent public accountants with respect to Global Balanced within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Balanced included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Global Allocation and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Balanced included in the N-14 Registration Statement, and inquiries of certain officials of Global Balanced responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Allocation and Global Balanced and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Balanced appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Global Balanced or from schedules prepared by officials of Global Balanced having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the assets to be transferred to Global Allocation shall not include any assets or liabilities which Global Allocation by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Balanced or Master Global Balanced, be contemplated by the Commission.

(m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Global Balanced under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Balanced or would prohibit the Reorganization with respect to Global Balanced.

(n) That Global Allocation shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Global Allocation, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(o) That all proceedings taken by Mercury Funds on behalf of itself and Global Balanced and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Allocation.

(p) That prior to the Closing Date, Global Balanced shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

12. Termination, Postponement, Amendment and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Global Balanced) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Global Allocation, Global Balanced and Master Global Balanced; (ii) by the Board of Global Balanced if any condition of Global Balanced’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Global Allocation if any condition of Global Allocation’s obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board or (iv) by the Board of Master Global Balanced if any condition of Master Global Balanced’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2004, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of Global Allocation, Global Balanced and Master Global Balanced.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Global Allocation, Global Balanced or Master Global Balanced or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Global Balanced, Master Global Balanced or Global Allocation (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Global Allocation and Master Global Balanced has delegated to its investment adviser, MLIM or MLIMIL, as applicable, and the Board of Global Balanced has delegated to its administrator, FAM, the ability to make non-material changes to the transaction contemplated hereby if MLIM, MLIMIL or FAM, as applicable, deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement relating to Global Balanced, Global Allocation and Master Global Balanced shall expire and terminate on the Closing Date and neither Global Allocation, Global Balanced, Master Global Balanced nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Global Allocation, Global Balanced and Master Global Balanced to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Global Balanced unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Allocation to be issued to Global Balanced in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Global Balanced prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Global Balanced promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

(g) Prior to stockholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After stockholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (d) above.

13. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Allocation will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Allocation’s transfer agent with respect to such shares. Global Balanced will provide Global Allocation on the Closing Date with the name of any stockholder who is, to the knowledge of Global Balanced, an affiliate of Global Balanced on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) A copy of the Articles of Incorporation, as amended, restated and supplemented, as applicable, of Mercury Funds is on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of Mercury Funds. Global Allocation acknowledges that the assets and liabilities of each series of Mercury Funds are separate and distinct and that the obligations of or arising out of Mercury Funds’ Articles of Incorporation, as amended and restated, are binding solely upon the assets or property of Global Balanced, on whose behalf Mercury Funds has executed this Agreement.

(f) A copy of Global Allocation’s Articles of Incorporation, as amended, restated and supplemented, is on file with the State Department of Assessments and Taxation of the State of Maryland. Global Balanced acknowledges that the obligations arising out of these instruments are not binding upon the directors, officers, employees, agents or stockholders individually, but are binding solely upon the assets of and property of Global Allocation.

(g) Copies of the Certificate of Trust of Mercury Master Trust are on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of Mercury Master Trust. No Trustee, officer, employee or agent of Mercury Master Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any person in connection with the affairs of Mercury Master Trust; and all such persons shall look solely to Mercury Master Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of Mercury Master Trust in connection with the affairs of Mercury Master Trust. Global Allocation acknowledges that the assets and liabilities of each series of Mercury Master Trust are separate and distinct and that the obligations of or arising out of Mercury Master Trust’s Declaration of Trust, as amended and restated, are binding solely upon the assets or property of Master Global Balanced, on whose behalf Mercury Master Trust has executed this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

By:	/s/ Terry K. Glenn

Attest:

/s/ Phillip S. Gillespie

Secretary

MERCURY FUNDS, INC., ON BEHALF OF MERRILL LYNCH GLOBAL BALANCED FUND

By:	/s/ Terry K. Glenn

Attest:

/s/ Phillip S. Gillespie

Secretary

MERCURY MASTER TRUST, ON BEHALF OF MERRILL LYNCH MASTER GLOBAL BALANCED PORTFOLIO

By:	/s/ Terry K. Glenn

Attest:

/s/ Phillip S. Gillespie

Secretary

EXHIBIT II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND

RECORD OWNERS OF SHARES OF GLOBAL ALLOCATION AND GLOBAL BALANCED

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of February 13, 2004:

Global Allocation

Name and Address*	Percentage of Class	Percentage of Fund
Merrill Lynch Trust Co., FSB† TTEE FBO Merrill Lynch	14.63% of Class I	2.86% of Fund

Merrill Lynch Trust Co., FSB† TTEE FBO MCI 401(k) Salary Savings Plan	7.79% of Class I	1.52% of Fund

Merrill Lynch Trust Co., FSB† TTEE FBO Merrill Lynch	6.27% of Class I	1.23% of Fund

Frontier Trust Company†† FSB Continental Land and Fur Co Inc. U/A 10/29/2003	12.02% of Class R	0.01% of Fund

JP Morgan Chase Bank TTEE FBO†† Western Fuels RET & SAV Plan U/A 11/07/2003	11.55% of Class R	0.01% of Fund

Frontier Trust Company†† FSB TTEE FBO Eclipse Mold Inc Tax EFF SV PL U/A 11/12/2003	10.93% of Class R	0.01% of Fund

Frontier Trust Co. FSB†† Trustee FBO Oak Paper PRO U/A 07/01/1989 401K Savings Retirement Plan	10.05% of Class R	0.01% of Fund

Frontier Trust Co. FBO†† EXEL Automotive INK 401K U/A 10/01/1998	7.94% of Class R	0.00% of Fund

Delaware Mgmt Trust Co TTEE†† FBO The Diocese of Belleville Lay Employees 403(b) Plan	5.60% of Class R	0.00% of Fund

Frontier Trust Company FSB†† TTEE FBO Merchant Capital U/A 12/29/1994	5.23% of Class R	0.00% of Fund

II-1

Global Balanced

Name and Address*	Percentage of Class	Percentage of Fund
Merrill Lynch Trust Co., FSB† TTEE FBO Merrill Lynch	18.15% of Class I	0.28% of Fund

Nason Hospital†† Funded Depreciation Acct	7.95% of Class I	0.12% of Fund

Tevia Weiner Mclaren††	5.09% of Class A	0.26% of Fund

*	Unless otherwise indicated, the address for each stockholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
†	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.
††	Person or entity is the beneficial owner of the Fund’s shares.

II-2

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 8, 2004

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Merrill Lynch Global Balanced Fund (“Global Balanced”) of Mercury Funds, Inc. (“Mercury Funds”), and Merrill Lynch Global Allocation Fund, Inc. (“Global Allocation”) dated March 8, 2004 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Allocation at 1-800-995-6526, or by writing to Global Allocation at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Global Allocation is contained in the Statement of Additional Information of Global Allocation, dated February 17, 2004 (the “Global Allocation Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

Further information about Global Balanced is contained in its Statement of Additional Information, dated March 28, 2003, which is incorporated by reference into this Statement of Additional Information.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to Global Allocation, the Global Allocation Statement, the prospectus of Global Balanced, the statement of additional information relating to Global Balanced, other material incorporated by reference and other information regarding Global Allocation and Global Balanced.

The date of this Statement of Additional Information is March 8, 2004

TABLE OF CONTENTS

General Information	SAI-2
Financial Statements	SAI-2

GENERAL INFORMATION

Stockholders of Global Balanced are being asked to approve (i) the acquisition by Global Balanced of substantially all of the assets, and the assumption of substantially all of the liabilities, of its master portfolio, Merrill Lynch Master Global Balanced Portfolio (“Master Global Balanced”), in exchange for all of its beneficial interests in Master Global Balanced; and (ii) the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of Global Balanced by Global Allocation in exchange for newly issued shares of common stock, with a par value of $.10 per share, of Global Allocation to be issued to Global Balanced and the subsequent distribution of such shares to Global Balanced stockholders in proportion to each such stockholder’s interest in Global Balanced. Thereafter, Global Balanced will be terminated as a series of Mercury Funds, Inc. and Master Global Balanced will be terminated as a series of Mercury Master Trust. The transaction described in this paragraph is referred to herein as the “Reorganization.”

Generally, the assets transferred by Global Balanced to Global Allocation will equal all investments of Global Balanced held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Global Balanced as of such time.

Shares of Global Allocation will be distributed to stockholders of Global Balanced as follows: holders of Class A, Class B, Class C and Class I shares of Global Balanced who own such shares as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Global Allocation (“Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Global Allocation to be received by each stockholder of Global Balanced will equal the aggregate net asset value of the shares of Global Balanced owned by such stockholder as of the Valuation Time.

A special meeting of the stockholders of Global Balanced will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, April 12, 2004 at 9:00 a.m. Eastern time to consider the Reorganization.

For detailed information about the Reorganization, stockholders of Global Balanced should refer to the Proxy Statement and Prospectus. For further information about Global Allocation, stockholders should refer to the Global Allocation Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of March 2, 2004, the net asset value of Global Balanced did not exceed 10% of the net asset value of Global Allocation.

Global Allocation

Audited financial statements and accompanying notes for the fiscal year ended October 31, 2003 and the independent auditors’ report thereon, dated December 22, 2003, of Global Allocation are incorporated herein by reference from Global Allocation’s Annual Report, which accompanies this Statement of Additional Information.

Global Balanced

Audited financial statements and accompanying notes for the fiscal year ended November 30, 2003 and the independent auditors’ report thereon, dated January 9, 2004, of Global Balanced are incorporated herein by reference from Global Balanced’s Annual Report, which accompanies this Statement of Additional Information.

SAI-2

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the general Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit Number		Description
1(a)	—	Articles of Incorporation of the Registrant, dated June 7, 1988.(a)
(b)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 28, 1988.(a)
(c)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 7, 1992.(a)
(d)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated July 13, 1993.(d)
(e)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 16, 1993.(d)
(f)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
(g)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
(h)	—	Articles of Transfer from Merrill Lynch Balanced Fund for Investment and Retirement, Inc. to the Registrant, dated March 1, 1996.(v)
(i)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated September 9, 1996.(d)
(j)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).(d)
(k)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 12, 1997.(h)
(l)	—	Articles of Transfer from The Asset Program, Inc. to the Registrant, dated July 19, 2000.(v)
(m)	—	Articles of Transfer from Merrill Lynch Asset Growth Fund, Inc. to the Registrant, dated July 19, 2000.(v)
(n)	—	Articles of Transfer from Merrill Lynch Asset Income Fund, Inc. to the Registrant, dated July 19, 2000.(v)
(o)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated September 25, 2000.(v)
(p)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Registrant and Creating an Additional Class of Common Stock, dated December 9, 2002.(s)
(q)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated April 14, 2003.(w)
2	—	Amended and Restated By-Laws of the Registrant.(w)
3	—	Not applicable.
4	—	Form of Agreement and Plan of Reorganization by and among the Registrant, Mercury Master Trust on behalf of Merrill Lynch Master Global Balanced Portfolio, a series of Mercury Master Trust, and Mercury Funds, Inc., on behalf of Merrill Lynch Global Balanced Fund (“Global Balanced”), a series of Mercury Funds, Inc.(u)
5	—	Portions of the Articles of Incorporation, as amended and supplemented, and the By-Laws, as amended and restated, of the Registrant defining rights of Stockholders.(e)
6(a)	—	Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”), dated December 13, 1988.(c)
(b)	—	Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited, dated January 18, 1989.(c)
(c)	—	Supplement to Management Agreement between the Registrant and the Manager, dated January 3, 1994.(f)

Exhibit Number	Description
7	— Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(m)
8	— None.
9	— Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(n)
10(a)	— Form of Amended and Restated Class A Distribution Plan.(i)
(b)	— Form of Amended and Restated Class B Distribution Plan.(l)
(c)	— Form of Amended and Restated Class C Distribution Plan.(l)
(d)	— Form of Class R Distribution Plan of the Registrant.(r)
(e)	— Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(g)
11	— Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.
12	— Tax opinion of Sidley Austin Brown & Wood LLP, tax counsel for the Registrant and Global Balanced.*
13(a)(1)	— Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(c)
(a)(2)	— Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement, dated July 1, 2001.(s)
(a)(3)	— Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement, dated January 1, 2003.(v)
(b)	— Form of License Agreement relating to the use of name between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(c)
(c)(1)	— Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(j)
(c)(2)	— Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(q)
(c)(3)	— Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(t)
(c)(4)	— Form of Fourth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(x)
(d)	— Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(p)
(e)	— Securities Lending Agreement.(o)
14(a)	— Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(b)	— Consent of Deloitte & Touche LLP, independent auditors for Global Balanced.
15	— Not applicable.
16	— Power of Attorney.(w)
17 (a)	— Prospectus and Statement of Additional Information of the Registrant, each dated February 17, 2004.
(b)	— Prospectus of Global Balanced, dated March 28, 2003, as supplemented on October 3, 2003, and Statement of Additional Information of Global Balanced, dated March 28, 2003.(w)
(c)	— Annual Report to Stockholders of the Registrant for the year ended October 31, 2003.
(d)	— Annual Report to Stockholders of Global Balanced for the year ended November 30, 2003.
(e)	— Form of Proxy.
(f)	— Code of Ethics.(k)

(a)	Filed on February 24, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 33-22462) (the “Registration Statement”).
(b)	Filed on February 27, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c)	Filed on February 27, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(d)	Filed on February 25, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

(e)	Reference is made to Article III (Sections 3, 4 and 5), Article V, Article VI (Sections 2, 3, 5, 6 and 7), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(i), 1(j), 1(k), 1(l), 1(m), 1(n), 1(o) and 1(p) to this Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section 1), Article V (Section 7), Article VI, Article VII, Article XIII, and Article XIV of the Registrant’s Amended and Restated By-Laws filed as Exhibit 2 to this Registration Statement.
(f)	Filed on February 17, 2004, as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement.
(g)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.
(h)	Filed on February 12, 1998, as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(i)	Incorporated by reference to Exhibits 13(a) and 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. filed on April 17, 2003.
(j)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(k)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(l)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(m)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(n)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739) filed on January 30, 2002.
(o)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929) filed on July 24, 2002.
(p)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(q)	Incorporated by reference to Exhibit (b)(2) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 811-5870), filed on December 14, 2001.
(r)	Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.
(s)	Filed on December 27, 2002 as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement.
(t)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(u)	Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.
(v)	Filed on February 20, 2003 as an Exhibit to Post-Effective Amendment No. 19 to the Registration Statement.
(w)	Filed on February 3, 2004 as an Exhibit to Registrant’s Registration Statement on Form N-14 under the Securities Act (File No. 333-112445).
(x)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
*	To be filed by post-effective amendment.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 8th day of March, 2004.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (Registrant)

By:	/s/ TERRY K. GLENN

(Terry K. Glenn, President and Director)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

KEVIN A. RYAN* (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Director

RICHARD R. WEST* (Richard R. West)	Director

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Director

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

* By: /s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)	March 8, 2004

EXHIBIT INDEX

Exhibit Number	Description

11	—Opinion of Sidley Austin Brown & Wood LLP, counsel to Registrant.

14(a)	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

14(b)	—Consent of Deloitte & Touche LLP, independent auditors for Global Balanced.

17(a)	—Prospectus and Statement of Additional Information of the Registrant, each dated February 17, 2004.

17(c)	—Annual Report to Stockholders of the Registrant for the year ended October 31, 2003.

17(d)	—Annual Report to Stockholders of Global Balanced for the year ended November 30, 2003.

17(e)	—Form of Proxy.